Exhibit 10.22(j)

                            PLAYBOY ENTERPRISES, INC.

                        EMPLOYEES INVESTMENT SAVINGS PLAN

               (As Amended and Restated Effective January 1, 2008)

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                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I .--HISTORY AND PURPOSE
         Section 1.01      History.............................................1
         Section 1.02      Objectives..........................................1
         Section 1.03      Supplements and Exhibits............................1

ARTICLE II --PARTICIPATION
         Section 2.01      Eligibility.........................................2
         Section 2.02      Re-employment.......................................2
         Section 2.03      Crediting Military Service..........................3

ARTICLE III .--CONTRIBUTIONS
         Section 3.01      Profit Sharing......................................3
         Section 3.02      Salary Reductions...................................4
         Section 3.03      Matching............................................5
         Section 3.04      Limits on Salary Reduction Contributions............7
         Section 3.05      Limits on Matching Contributions....................9
         Section 3.06      Excess Contributions Under the ADP and ACP Tests....9
         Section 3.07      Limits on Annual Additions.........................12
         Section 3.08      Rollovers Contributions............................13
         Section 3.09      Transfers..........................................14
         Section 3.10      USERRA Make-Up Contributions.......................14
         Section 3.11      Catch-Up Contributions.............................16
         Section 3.12      Automatic Enrollment...............................16

ARTICLE IV .--PLAN ACCOUNTING AND INVESTING
         Section 4.01      Participant Accounts...............................19
         Section 4.02      Commingled Investment of Accounts..................21
         Section 4.03      Investment Funds...................................21
         Section 4.04      Investment Directions..............................22
         Section 4.05      Investment Fund Accounting.........................23
         Section 4.06      Expenses...........................................24
         Section 4.07      Crediting Contributions and Forfeitures............24
         Section 4.08      Adjustment of Account Balances.....................25

ARTICLE V .--ENTITLEMENT TO BENEFITS
         Section 5.01      Retirement.........................................25
         Section 5.02      Disability.........................................26
         Section 5.03      Death..............................................26
         Section 5.04      Vesting and Termination of Employment..............27

ARTICLE VI .--BENEFIT DISTRIBUTIONS
         Section 6.01      Forms of Distribution..............................29
         Section 6.02      Timing of Distributions............................30


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         Section 6.03      Distribution After Death...........................31
         Section 6.04      Designated Beneficiaries...........................32
         Section 6.05      Direct Rollovers...................................33
         Section 6.06      Qualified Domestic Relations Orders................34
         Section 6.07      Missing Payees.....................................34
         Section 6.08      Incapacitated Payees...............................35
         Section 6.09      Minimum Distribution Requirements..................35

ARTICLE VII .--IN-SERVICE DISTRIBUTIONS
         Section 7.01      Non-Hardship Withdrawals...........................39
         Section 7.02      Hardship Withdrawals...............................40
         Section 7.03      Loans to Participants..............................43
         Section 7.04      No Representation Regarding Tax Effect of
                           Withdrawals or Loans...............................45
         Section 7.05      Deductions from Accounts and Investment Funds......46

ARTICLE VIII .--PLAN ADMINISTRATION
         Section 8.01      Committee..........................................46
         Section 8.02      Plan Administrator's Powers........................46
         Section 8.03      Uniform Application of Rules.......................48
         Section 8.04      Claims Procedure...................................49
         Section 8.05      Indemnity..........................................49

ARTICLE IX .--AMENDMENT, TERMINATION OR PLAN MERGER
         Section 9.01      Amendment..........................................50
         Section 9.02      Plan Termination...................................50
         Section 9.03      Continuation by a Successor or Purchaser...........51
         Section 9.04      Plan Merger or Consolidation.......................51

ARTICLE X .--MISCELLANEOUS PROVISIONS
         Section 10.01     No Employment Guarantee............................51
         Section 10.02     Nonalienation of Plan Benefits.....................51
         Section 10.03     Applicable Law.....................................52
         Section 10.04     Participant Litigation.............................52
         Section 10.05     Participant and Beneficiary Duties.................52
         Section 10.06     Individual Account Statements......................52
         Section 10.07     Gender and Number..................................52
         Section 10.08     Adequacy of Evidence...............................53
         Section 10.09     Notice to Participants and Beneficiaries...........53
         Section 10.10     Waiver of Notice...................................53
         Section 10.11     Successors.........................................53
         Section 10.12     Severability.......................................53
         Section 10.13     Nonreversion.......................................53
         Section 10.14     Qualification of Plan and Trust....................54


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ARTICLE XI .--TOP-HEAVY-PLAN RULES
         Section 11.01     Top-Heavy Plan.....................................54
         Section 11.02     Aggregation Groups.................................54
         Section 11.03     Vesting............................................55
         Section 11.04     Minimum Contribution...............................55

ARTICLE XII .--DEFINITIONS
         Section 12.01     Account(s).........................................56
         Section 12.02     Annual Additions...................................56
         Section 12.03     Beneficiary........................................56
         Section 12.04     Board of Directors.................................56
         Section 12.05     Break in Service Years.............................56
         Section 12.06     Code...............................................56
         Section 12.07     Company............................................56
         Section 12.08     Compensation.......................................56
         Section 12.09     Disability.........................................57
         Section 12.10     Early Retirement Age...............................57
         Section 12.11     Effective Date.....................................57
         Section 12.12     Eligible Earnings..................................58
         Section 12.13     Eligible Employee..................................59
         Section 12.14     Employee...........................................60
         Section 12.15     Employer(s)........................................60
         Section 12.16     Entry Date.........................................61
         Section 12.17     ERISA..............................................61
         Section 12.18     Highly Compensated Employee(s).....................61
         Section 12.19     Hours of Service...................................61
         Section 12.20     Key Employee.......................................63
         Section 12.21     Non-Highly Compensated Employee(s).................63
         Section 12.22     Normal Retirement Age..............................64
         Section 12.23     Participant........................................64
         Section 12.24     Plan...............................................64
         Section 12.25     Plan Administrator.................................64
         Section 12.26     Plan Year..........................................64
         Section 12.27     Profit Sharing Earnings............................64
         Section 12.28     Spouse.............................................64
         Section 12.29     Testing Earnings...................................65
         Section 12.30     Trust..............................................65
         Section 12.31     Trustee............................................65
         Section 12.32     Year of Service....................................66


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                            PLAYBOY ENTERPRISES, INC.
                        EMPLOYEES INVESTMENT SAVINGS PLAN
               (As Amended and Restated Effective January 1, 2008)

                         ARTICLE I.--HISTORY AND PURPOSE

            Section 1.01 History.

      Playboy Enterprises, Inc. originally established the Playboy Enterprises, Inc. Employees Profit Sharing Plan effective as of December 29, 1958. That plan has since been amended numerous times, restated effective as of July 1, 1984, July 1, 1989 and October 1, 1993, renamed the Playboy Enterprises, Inc. Employees Investment Savings Plan (the "Plan"), further restated effective as of January 1, 1997, and amended six times thereafter.

      The Plan is hereby further amended and completely restated, as set forth in this document, effective as of January 1, 2008, to reflect all the amendments made since the last restatement, to comply with all applicable changes in law to date and to reflect certain minor administrative changes. This Plan restatement shall govern the benefit rights of any Participant who becomes entitled to receive a benefit from the Plan on or after the effective date of this restatement.

            Section 1.02 Objectives.

      The primary purpose of the Plan is to enable eligible employees of the Company (including eligible employees of participating affiliates) to accumulate funds for their future retirement security by sharing in any profits of the participating employers and by electing to make their own pre-tax contributions to the Plan. The Plan is designed and intended to be a tax-qualified profit sharing plan under Code Section 401(a) that includes a qualified cash or deferred arrangement under Code Section 401(k).

            Section 1.03 Supplements and Exhibits.

      Supplements or exhibits to this Plan may be adopted from time to time and will be attached to and form a part of the Plan. The provisions of any such supplements or exhibits shall be given the same effect that such provisions would have if they were incorporated within the basic text of the Plan. Supplements may modify or supplement provisions of the Plan as they apply to particular groups of Participants. Supplements or exhibits will specify the persons affected and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan provisions and the provisions of such supplements or exhibits. The terms used in such supplements or exhibits shall have the same meanings as those terms have for all other purposes under the Plan, and all provisions of the Plan not inconsistent with such supplements or exhibits will continue to apply to the persons affected by such supplements or exhibits.


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                            ARTICLE II--PARTICIPATION

            Section 2.01 Eligibility.

      (a) Eligibility Conditions. An Eligible Employee shall commence participation in the Plan as of the first Entry Date by which the Eligible Employee first completes the age and, where applicable, service requirements for participation. To satisfy the age requirement, the Eligible Employee must be at least eighteen (18) years of age. To satisfy the service requirement the Eligible Employee must complete one Year of Service.

      However, beginning January 1, 2000, the Year of Service requirement shall apply only for purposes of eligibility to participate in the profit sharing portion of the Plan; thereafter, no Eligible Employees will be required to complete a Year of Service for eligibility to participate in any other portion of the Plan. For purposes of the eligibility and re-employment provisions of this Article II, the profit sharing portion of the Plan consists of the making and allocation of Employer profit sharing contributions under Section 3.01 of the Plan.

      (b) Prior Participants. Each Employee who was a Participant in the Plan immediately before January 1, 2008 shall continue to participate in the Plan on and after that effective date without having to satisfy anew the eligibility requirements for participation. Such Employee's participation after that effective date shall be governed by the Plan as hereby restated, subject to any future amendments.

      (c) No Accelerated Entry. Nothing in this Section shall allow an Employee who was not a Participant immediately prior to the effective date of this Plan restatement to commence participation in the Plan earlier than the effective date of this restatement.

            Section 2.02 Re-employment.

      (a) Not Yet Participating. Any Eligible Employee who had not commenced participation in the Plan before terminating employment with his Employer must satisfy the eligibility conditions of Section 2.01 upon reemployment with an Employer before commencing participation in the Plan. If the Eligible Employee incurs at least a one year Break in Service before reemployment with an Employer, then his service before such Break in Service will not count towards completing the Year of Service requirement upon his reemployment.

      (b) Prior Participant. If an Eligible Employee was a Participant in the Plan immediately before terminating employment with an Employer, then upon reemployment with an Employer (no matter how much later) that Eligible Employee shall resume participation in the Plan immediately upon such reemployment. If such former Participant had not yet become eligible to participate in the profit sharing portion of the Plan, then the rules of Section 2.02(a) above shall apply to the crediting of service towards the Eligible Employee's satisfaction of the Year of Service requirement for subsequent participation in the profit sharing portion of the Plan.

      (c) Not Yet Vested. If a Participant who is not vested in Employer contributions made under the Plan incurs at least five consecutive Break in Service years before resuming employment as an Eligible Employee: (i) the Participant's service before such Break shall count only towards his vested interest in the portion of his Accounts derived from Employer


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contributions attributable to pre-Break service; and (ii) only the Participant's post-Break service shall determine his vested interest in the portion of his Accounts derived from Employer contributions attributable to post-Break service.

      (d) Change of Status. A former Employee who was a Participant and is rehired by an Employer only on an as needed basis (that is, as a Class C or "limited-time" Employee), shall be required to complete 500 new Hours of Service within twelve months before being eligible to resume participation. Such rehired Employee shall resume participation as of the first day of the next calendar month after completing that twelve month service requirement. The twelve month period for completing those Hours shall end on each successive anniversary of the Employee's date of rehire.

            Section 2.03 Crediting Military Service.

      Any Employee who timely resumes employment covered by this Plan directly from an authorized leave of absence due to a qualifying period of "service in the uniformed services" ("qualifying uniformed service") of the United States (as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") at 38 U.S.C. ss. 4303(13)) shall have service credited for the period of such uniformed service to the extent necessary to comply with USERRA. The Employee's period of uniformed service, to the extent it qualifies under USERRA for such treatment, shall be considered creditable service with an Employer for all purposes of this Plan and no Breaks in Service shall be assessed for any portion of said qualifying uniformed service.

                           ARTICLE III.--CONTRIBUTIONS

            Section 3.01 Profit Sharing.

      Subject to the limitations of this Article III, the Company may make a discretionary profit sharing contribution to the Plan for any one or more Plan Years. The amount of such contribution, if any, shall be determined each year by the Company's Board of Directors (or any designee of the Board for this purpose) in its sole discretion based on business considerations rather than the condition of the Plan or the interests of its Participants. Any such contribution need not be made solely from, or dependent upon, available profits of the Company or any other Employer.

      Contributions under this Section generally shall be determined and made (if at all) as soon as practicable following the close of the Company's fiscal year ending within the Plan Year to which the contribution pertains. Such contributions (if any) must be made to the Plan no later than the earlier of the due date (including extensions) or actual filing date of the Company's federal income tax return for the fiscal year ending within the Plan Year to which the contribution pertains.

      The obligation to make any contribution which the Company decides upon under this Section for a given Plan Year may be allocated among the Employers (for the contribution to be made by them) in such proportions as the Company may direct. The Employers' contributions


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for any Plan Year shall be pooled and allocated on a uniform basis among the accounts of all Participants who are entitled under the Plan to share in those contributions for that Plan Year.

            Section 3.02 Salary Reductions.

      (a) Permitted Level. Each Participant who is an Employee may elect, from time to time in accordance with this Article, to reduce his or her Eligible Earnings by up to the maximum percentage stated below for contribution to this Plan, subject to any other applicable Plan limits on such contributions. The maximum percentage for each Highly Compensated Employee shall be ten percent (10%) (subject to adjustment during 2008 or thereafter in accordance with Section 3.12(b) below) and the maximum percentage for each Non-Highly Compensated Employee shall be ninety percent (90%). This contribution election shall be expressed in whole percentage increments of the Employee's Eligible Earnings, not in dollar amounts unless otherwise allowed by the Plan Administrator for similarly situated Employees from time to time. Subject to other Plan limits, salary reduction amounts so elected shall be contributed to the Plan by the Employee's Employer as a before-tax contribution allocable to the account of the electing Employee.

      (b) Making Elections. Salary reduction contributions shall be made through payroll withholding. Such contributions shall be paid to the Trust as promptly as practicable and no later than fifteen (15) business days after the calendar month in which the payroll withholding occurred, or within such other deadline as applicable law may impose from time to time. No interest or earnings on salary reduction contributions shall be due or credited with respect to any period before such contributions are actually received by the Trust.

      (c) Effect of Election. Salary reduction elections by any Participant shall take effect as of the start of the first payroll period beginning after the date on which the Plan Administrator receives the Participant's written salary reduction election in proper form, or as of such other date (not earlier than the first payroll period ending after the date on which the Plan Administrator receives the election in proper form) as the Plan Administrator may allow on a uniform basis for similarly situated Participants. Any salary reduction election in effect as of the Effective Date shall continue in effect, subject to the subsequent operation of any conditions or limitations applicable to salary reduction elections under this Plan. A Participant may change, discontinue or resume his or her salary reduction election as of the start of any future payroll period by filing a proper written election to that effect with the Plan Administrator prior to the start of the payroll period for which it will be effective.

      (d) Electronic Elections. The Plan Administrator may shorten the advance notice periods and allow salary reduction contribution elections to be made by telephone and/or electronic means, rather than in writing, under procedures which:

            (i) Do not compel Participants to use methods they do not have either adequate access to or reasonable facility with the use of;

            (ii) Provide for reasonable monitoring to ensure accessibility;

            (iii) Provide for prompt written confirmation of elections made other than in writing; and


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            (iv) Conform to any legal standards that apply in this area from time to time.

            Section 3.03 Matching.

      (a) Transition. The matching contribution formula applicable to salary reduction contributions attributable to periods beginning on or after March 1, 2008 is set forth in Section 3.03(c) below. The matching contribution formula applicable to salary reduction contributions for periods prior to March 1, 2008 is set forth in Section 3.03(b) below. Except for the formula set forth in
Section 3.03(b) below, all other provisions of this Section 3.03 shall continue to apply to matching contributions after March 1, 2008.

      (b) Pre-March 1. 2008 Formula. Matching contributions for salary reduction contributions attributable to Eligible Earnings earned prior to March 1, 2008 shall be made by a Participant's Employer in an amount determined as follows:

            (i) 100% of the first one percent (1%) of the Participant's Eligible Earnings that is credited as a salary reduction contribution to the Participant's account for the applicable contribution period; plus

            (ii) 75% of any amount up to the next one percent (1%) of the Participant's Eligible Earnings that is credited as a salary reduction contribution to the Participant's account for the applicable contribution period; plus

            (iii) 50% of any amount up to the next three percent (3%) of the Participant's Eligible Earnings that is credited as a salary reduction contribution to the Participant's account for the applicable contribution period; plus

            (iv) 25% of any amount up to the next one percent (1%) of the Participant's Eligible Earnings that is credited as a salary reduction contribution to the Participant's account for the applicable contribution period.

      No matching contribution shall be made with respect to any salary reduction contributions that are in excess of six percent (6%) of the Participant's Eligible Earnings for the Plan Year.

      The final matching contribution made on a Participant's behalf for a Plan Year shall reflect any adjustment upward or downward that may be required in order that the total matching contributions credited to the Participant's account for the Plan Year shall equal the graded cumulative matching contribution percentage which corresponds in the following table (or in the table in Section 3.03(c) below, where applicable, or to a pro rata combination of the two tables to reflect the different formulas in effect for portions of
2008) to the net level of salary reduction contributions credited to the Participant's account for the Plan Year after the application of all Plan limitations and adjustments to salary reduction contributions for that Plan
Year:

          Participant's Adjusted Salary           Cumulative Matching
              Reduction Percentage              Contribution Percentage
              --------------------              -----------------------
                       0%                                  0%


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          Participant's Adjusted Salary           Cumulative Matching
              Reduction Percentage              Contribution Percentage
              --------------------              -----------------------

                       1%                                  1%
                       2%                                1.75%
                       3%                                2.25%
                       4%                                2.75%
                       5%                                3.25%
                   6% or more                             3.5%

      In no event shall the aggregate matching contribution credited to any Participant for Plan Year exceed 3.5% of the Participant's Eligible Earnings for that Plan Year.

      (c) March 1, 2008 Formula. Notwithstanding any foregoing provisions of this Section 3.03 to the contrary, in accordance with Section 401(m)(12) of the Code, the matching contribution formula applicable to all salary reduction contributions attributable to Eligible Earnings earned on or after March 1, 2008 shall be:

           ------------------------------------------------------------
                    Salary Reduction              Cumulative Matching
                       Percentage               Contribution Percentage
                       ----------               -----------------------
           ------------------------------------------------------------
                         Up to 1%                        1.00%
           ------------------------------------------------------------
                            2%                           1.50%
           ------------------------------------------------------------
                            3%                           2.00%
           ------------------------------------------------------------
                            4%                           2.50%
           ------------------------------------------------------------
                            5%                           3.00%
           ------------------------------------------------------------
                        6% or more                       3.50%
           ------------------------------------------------------------

In no event shall the aggregate matching contribution credited to any Participant for Plan Year exceed 3.5% of the Participant's Eligible Earnings for that Plan Year.

      (d) Timing. Matching contributions generally shall be made simultaneous with the payment of salary reduction contributions for the same period; that is, as soon as practicable following each bi-weekly payroll period, except with respect to any year-end true-up contribution. In no event shall any contribution attributable to a particular Plan Year be made later than the Employer's federal income tax return filing deadline (or actual filing date, if earlier) for the Employer's tax year ending within that Plan Year. No interest or earnings on matching contributions shall be due or credited with respect to any period before such contributions are actually received by the Trust.


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            Section 3.04 Limits on Salary Reduction Contributions.

      (a) Dollar Limits. No Participant shall be permitted to elect, or have credited on his or her behalf, a salary reduction contribution in excess of the dollar limit under Code Section 402(g), as adjusted for cost of living factors by the Secretary of the Treasury from year to year. That dollar limit is $15,500 for 2008 and $16,500 for 2009, and may be further adjusted for subsequent years. This calendar year limit shall apply in aggregate to salary reduction contributions made on behalf of the Participant under all tax-qualified 401(k) plans in which the Participant participates.

      To the extent that salary reduction contributions in excess of that limit are made on behalf of a Participant for any calendar year, then the Plan Administrator shall direct the Trustee to pay to such Participant the amount of such excess, adjusted for any income, gains and losses allocable to such excess deferral. That refund shall be made by March 15th of the next calendar year following the year for which the excess deferral was made. A portion of such excess deferral (and any gains or losses allocable to that portion) shall be refunded to the Participant in lieu of the entire amount of such excess deferral only if, by March 1st preceding the March 15th refund deadline, the Participant has notified the Plan Administrator of the portion of such excess he or she would like refunded by the Plan. Any excess deferral refunded to a Participant under this Section 3.04(a) shall be counted as a salary reduction contribution made on behalf of the Participant for purposes of applying the ADP Test set forth in Section 3.04(b) below.

      The gain or loss allocable to an excess deferral is determined by multiplying by a fraction the Participant's salary reduction contribution account gain or loss for the calendar year to which the excess relates. The numerator of the fraction shall be the excess deferral amount made on behalf of the Participant for the calendar year. The denominator of the fraction shall be the total balance of the Participant's salary reduction contribution account as of the end of the calendar year, without counting any investment gain or loss for that year. Additional gain or loss allocable to the excess deferral for the period between the end of the calendar year and the date of the refund shall be determined (and included in the refund) by multiplying the total investment gain or loss of the Participant's salary reduction contribution account for that interim period by the same fraction determined as provided above in this paragraph.

      (b) ADP Test. As a condition of continued qualification of the Plan, the Average Deferral Percentage test (or "ADP Test") must be applied and passed for each Plan Year to which such test applies, with respect to salary reduction contributions under Section 3.02 of the Plan, as follows:

            (i) The Average Deferral Percentage for Highly Compensated Employees for any given Plan Year may not exceed the Average Deferral Percentage for Non-Highly Compensated Employees for that Plan Year multiplied by 1.25, or, if it produces a higher limit,

            (ii) The Average Deferral Percentage for the Highly Compensated Employees for any given Plan Year may not exceed the Average Deferral Percentage for Non-Highly Compensated Employees for that Plan Year multiplied by two (2), provided that the Average Deferral Percentage for such Highly Compensated Employees does not exceed


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      the Average Deferral Percentage for such Non-Highly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury may prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      Notwithstanding the foregoing, the ADP Test set forth above shall not apply to any Plan Year throughout which the Plan qualifies as a safe harbor plan in accordance with Section 3.12(e) below.

      (c) Definitions. The following definitions apply to the ADP Test as indicated:

            (i) Average Deferral Percentage. The average, for a specified group of Participants for any given Plan Year, of the ratios (calculated separately for each Participant in such group) of

                  A) the amount of salary reduction contributions actually paid over to the Trust on behalf of such Participant for that Plan Year, to

                  B) the Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

      For purposes of computing Average Deferral Percentages, an Eligible Employee who would be a Participant but for the failure to elect salary reduction contributions shall be treated as a Participant who makes no such contributions.

            (ii) Excess Contributions. With respect to any given Plan Year, the excess of:

                  A) The aggregate amount of salary reduction contributions actually taken into account in computing the Average Deferral Percentage of Highly Compensated Employees for such Plan Year, over

                  B) The maximum amount of such contributions permitted by the ADP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their individual actual deferral percentages, beginning with the highest of such percentages, in accordance with
                        Section 3.06(a)).

      (d)   Special Rule. The following special rule will apply to the ADP Test:

            The actual deferral percentage for any Highly Compensated Employee for any given Plan Year who is eligible to have salary reduction contributions credited (including any qualified employer deferral contributions, matching contributions, or qualified nonelective contributions, even though any such contributions may not be allowed in this Plan) to his or her account under two or more plans described in Sections 401(a) or 401(k) of the Code that are maintained by the Company or any other Employer will be determined as if all such contributions were made under a single plan.


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

            Section 3.05 Limits on Matching Contributions.

      The Plan Administrator shall apply to any matching contributions made for the Plan Year nondiscrimination limitations similar to the ADP test, as set forth below. However, the nondiscrimination limitations set forth in this
Section 3.05 shall not apply for any Plan Year throughout which the Plan qualifies as a safe harbor plan in accordance with Section 3.12(e) below.

      The nondiscrimination limitations of this Section 3.05 (known as the "ACP Test") operate as follows. The "average contribution percentage" of the Highly Compensated Employees shall not exceed, in any Plan Year, the greater of:

            (i) 125 percent of the average contribution percentage of all other Participants for such year; or

            (ii) The lesser of (A) 200 percent of the average contribution percentage of all other Participants for such year and (B) the average contribution percentage of all other Participants for such year plus two
      (2) percentage points, or such lesser amounts as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

      The "average contribution percentage" for a designated group of Participants is the average of the ratios (calculated separately for each Participant in the group) of (1) the sum of the Employer matching contributions paid and credited to the account of such Participant for the Plan Year, and any qualified matching contributions or qualified nonelective contributions made on behalf of the Participant for the Plan Year to (2) such Participant's Compensation for such Plan Year (whether or not the Employee was a Participant for the entire Plan Year). Salary reduction contributions may be used in the ACP Test provided that the ADP Test under Section 3.04 is both (i) met before such contributions are used in the ACP Test and (ii) continues to be met following the exclusion of those salary reduction contributions that are used to meet the ACP Test.

      The excess of the (i) aggregate amount of Employer contributions taken into account in computing the numerator of the average contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over
(ii) the maximum amount of Employer contributions permitted by the ACP Test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages, in accordance with Section 3.06) is the excess aggregate contribution.

            Section 3.06 Excess Contributions Under the ADP and ACP Tests.

      (a) Refunding Excess. For purposes of both the ACP and ADP tests (when applicable), any excess aggregate (matching) contribution or excess deferral amount shall be determined by starting with the Highly Compensated Employee(s) whose ACP or ADP (as appropriate) contribution percentage is highest and reducing that amount to the level of the next highest contribution percentage for any Highly Compensated Employee. If that reduction is not sufficient to pass the test, then all Highly Compensated Employees at that next highest percentage level will be reduced to the third highest level, and so on until the applicable ADP or ACP Test is passed.

      Any excess amount determined under this percentage leveling method shall then be allocated among Highly Compensated Employees by using a separate dollar leveling method, taking the Highly Compensated Employee(s) with the highest dollar ADP deferral or ACP contribution amount (depending on which test is being run) and reducing that Employee's deferral or contribution level to that of the Highly Compensated Employee(s) with the next highest dollar amount, and so on until the excess amount determined under the percentage leveling method is fully allocated under the dollar leveling method. The excess so allocated shall then be deducted from the Accounts of the affected Highly Compensated Employees and refunded or reallocated in the amounts determined by the dollar leveling allocation, together with any earnings thereon.

      Excess contributions under the ADP Test, including any income and minus any loss allocable to those contributions, shall be refunded by distributing them to the subject Participant no later than the close of the Plan Year following the Plan Year in which the excess contribution was made. In addition, to the extent required to satisfy the general nondiscrimination rules for Code
Section 401(a)(4), any matching contributions which are attributable to refunded salary reduction contributions shall be refunded to the contributing Employer. If such excess contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax may be imposed on the Employer maintaining the Plan with respect to those amounts. Excess contributions shall be treated as Annual Additions under the Plan, even though refunded.

      Excess contributions under the ACP Test, including any income and minus any loss allocable to those contributions, shall be reallocated to the Matching Contribution Accounts of all Non-Highly Compensated Employees who for that Plan Year elected salary reduction contributions; but such reallocation shall be made pro rata according to their respective Eligible Earnings for the Plan Year.

      (b) Corrective Contributions. The Employers may choose to make contributions to the Plan on behalf of Non-Highly Compensated Employees for a particular Plan Year in lieu of having the Plan refund or reallocate excess amounts under Section 3.06(a) above. The decision whether to contribute, refund or reallocate in order to pass the ADP or ACP Tests shall be made by the Company based on the financial condition and business interests of the Employers, without regard to the interest or preferences of the Participants. Any such contribution would be made as of the last day of the Plan Year being tested. Such contribution would be in an amount sufficient to raise the Average Deferral Percentage or average contribution percentage for the Non-Highly Compensated Employee group to the minimum level necessary to satisfy the ADP or ACP Tests in Sections 3.04 and 3.05 for that Plan Year. Any contribution made under this
Section 3.06(b) shall be treated as a supplemental salary reduction or matching contribution, as appropriate, for purposes of Plan administration, and shall be allocated to the appropriate Accounts of all Non-Highly Compensated Employees who had elected any salary reduction contributions for that Plan Year under
Section 3.02. That allocation shall be made either on an equal per capita basis or on a pro rata basis in proportion to the relative salary reduction contributions made under Section 3.02 on behalf of such Participants for that Plan Year, whichever method yields a smaller contribution by the Employers under this Section.

      Notwithstanding any provisions of Section 3.06(b) or (c) to the contrary, any supplemental contribution made to correct for ADP testing (a "QNEC" contribution) or ACP testing (a "QMAC" contribution) shall comply with the further provisions of this and the following two paragraphs in order to satisfy applicable regulations under Code Sections 401(k) and 401(m). Any QNEC or QMAC contribution for a particular Plan Year shall be credited to the affected Participant's Accounts as of the last day of that Plan Year, and shall be made no later than the last day of the next following Plan Year. The amount of QNEC and QMAC contributions made for any Plan Year shall not discriminate in violation of Code Section 401(a)(4). The QNEC and QMAC limits stated in these three paragraphs are intended to satisfy Treasury Regulations ss. 1.401(k)-2(a)(6) and ss. 1.401(m)-2(a)(6) and so shall be construed and administered in compliance therewith.

      The aggregate amount of QNEC or QMAC contributions credited for a Plan Year to the Account of any Participant cannot separately (with respect to either QNEC or QMAC contributions) exceed the product of the Participant's Compensation for the Plan Year being tested multiplied by the greater of (i) 5% or (ii) two times the Plan's Representative Contribution Rate for that Plan Year. The Representative Contribution Rate is the lowest Applicable Contribution Rate for the group of Non-Highly Compensated Employees consisting of the half of all Non-Highly Compensated Employees counted for ADP testing for the Plan Year whose lowest Applicable Contribution Rate is the highest. Such determination of the Plan's Representative Contribution Rate may be made by ranking all such Non-Highly Compensated Employees for the Plan Year from lowest (or zero percent) to highest respective Applicable Contribution Rate, then identifying the Applicable Contribution Rate for the Non-Highly Compensated Employee whose Applicable Contribution Rate is lowest within the top half (the half with the highest Applicable Contribution Rates) of all Non-Highly Compensated Employees on that list. A Participant's Applicable Contribution Rate, for all purposes under this Section 3.06, shall be the sum of the QNEC and QMAC contributions allocated to the Participant for the Plan Year, divided by the Participant's Compensation for the Plan Year.

      Any QMAC contributions taken into account for ACP testing compliance shall not be taken into account for purposes of determining the Plan's Representative Contribution Rate for purposes of ADP testing. Similarly, any QNEC contributions taken into account for ADP testing compliance shall not be taken into account for purposes of determining the Plan's Representative Contribution Rate for purposes of ACP testing.

      (c) Recharacterized Employer Contributions. In lieu of these additional contributions, the Plan Administrator may instead treat Employer profit sharing contributions or Employer matching contributions made on behalf of Participants who are not Highly Compensated Employees as qualified nonelective contributions ("QNECs") and qualified matching contributions, respectively, to the extent necessary to satisfy the ADP or ACP Tests. In such event, Employer profit sharing contributions and Employer matching contributions, to the extent treated as qualified nonelective contributions or qualified matching contributions, shall be nonforfeitable at all times and subject to the distribution requirements and restrictions applicable to Salary Reduction or Matching Contribution Accounts, as appropriate, under the Plan.

      (d) Recharacterized Pre-Tax Contributions. A Participant may recharacterize his or her excess contributions as an amount treated as though distributed to the Participant and then contributed by the Participant as an after-tax contribution to the Plan in order to satisfy the ADP Test. Recharacterized amounts will remain nonforfeitable and subject to the same distribution rules as salary reduction contributions. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount, in combination with voluntary contributions made by that Employee, would exceed any stated limit under the Plan applicable to after-tax contributions.

      Recharacterization must occur no later than 2 1/2 months after the last day of the Plan Year in which the excess contributions arose. Recharacterization is deemed to occur on the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant originally would have received them in cash.

      (e) Timing and Records. For purposes of determining compliance with the ADP Test and ACP Test (when applicable), salary reduction contributions, Employer matching contributions, qualified nonelective contributions and qualified matching contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate.

      The Plan Administrator shall maintain for a reasonable period records sufficient to demonstrate satisfaction of the ADP Test and ACP Test and the amount of salary reduction contributions, after-tax contributions, Employer matching contributions, qualified nonelective contributions and qualified matching contributions, if any, used in such test.

            Section 3.07 Limits on Annual Additions.

      (a) Annual Limits. The total Annual Additions to a Participant's Accounts for any Limitation Year shall not exceed the lesser of the dollar limit or the percentage of compensation limit as in effect under Code Section 415(b), as amended from time to time. If either such limit under Code Section 415(b) is adjusted for cost of living increases from time to time by the Secretary of the Treasury, such adjusted limit shall then apply under this Section for any Limitation Year to which the adjustment relates. As of January 1, 2008 that dollar limit is Forty Six Thousand Dollars ($46,000.00, rising to $49,000.00 for 2009) and the percentage of compensation limit is One Hundred Percent (100%) under Code Section 415(b).

      (b) Definitions. For purposes of Section 3.07(a), the "Limitation Year" shall be the Plan Year. In addition, subject to any other applicable Plan provisions (including, without limitation, Section 3.12(d) below), the term "Annual Additions" shall mean with respect to any Participant, the sum of:

            (i) All Employer contributions made on behalf of the Participant for the Limitation Year, including profit sharing, salary reduction and matching contributions;

            (ii) All after-tax contributions, if any, made by the Participant for the Limitation Year; and

            (iii) All forfeitures credited (if at all under the Plan) to the Participant's Account for the Limitation Year; but rollover and transfer amounts shall not be included; provided that

            (iv) Notwithstanding anything in the Plan to the contrary and consistent with Rev. Rul. 2002-45, a restorative payment that is allocated to a Participant's account does not give rise to an Annual Addition for any Limitation Year.

      Whether excess contributions that are refunded out of the Plan for a given Limitation Year shall be included or excluded from the term Annual Additions depends on the type of contribution and when it was refunded, in accordance with applicable regulations under Code Section 415(c).

      (c) Adjusting for Multiple Plans. Contributions and forfeitures credited to the Participant's account under any other defined contribution plan(s) for the same Limitation Year shall be counted as Annual Additions. The Annual Additions under this Plan and such other plan or plans must be adjusted in order to comply with the limits of Section 3.07(a) above for all such plans in aggregate with respect to their common participant for the applicable Limitation Year period. Such adjustment shall be made first to the Participant's accounts under such other plan or plans before any adjustment shall be made to the Participant's Accounts under this Plan.

      If any adjustment is needed to the Participant's Accounts under this Plan in order to comply with the limitation set forth in Section 3.07(a) above, that adjustment shall be made, to the extent necessary, by making adjustments in the following order of priority:

            (i) Any Employer profit sharing contribution for the Limitation Year shall be refunded to the contributing Employer; and

            (ii) To the extent step (i) is insufficient, any salary reduction and after-tax contributions credited to the Participant's account shall be refunded to the Participant; provided that after-tax contributions are refunded to the fullest extent before any salary reduction contributions are refunded.

      Earnings or losses attributable to the excess refunded contributions shall be paid out with the refunded excess only as and to the extent required by regulation under Code Section 415.

      (d) Applicable Law. The limits of this Section 3.07 shall be construed and applied solely to comply with, and in a manner consistent with, Code Section 415(c), on which they are based.

            Section 3.08 Rollover Contributions.

      The Plan shall accept Rollover Contributions on behalf of any Participant in accordance with this Section with respect to benefits accrued to the Participant under any other tax-qualified retirement plan from which applicable law allows this Plan to accept rollovers. If made as a cash contribution by the Participant, the rollover must be completed on or before the sixtieth (60th) day following the Participant's receipt of the eligible rollover distribution from the other tax-qualified plan or from an individual retirement account that was used as a conduit account solely for an eligible rollover distribution. A rollover contribution also may be made through a direct trustee-to-trustee transfer from another tax-qualified plan in accordance with Code Section 401(a)(31). Any rollover contribution accepted by the Plan will be credited to the Participant's rollover account and invested in accordance with the Participant's investment direction under this Plan.

      The Plan Administrator may require information from the Participant and the transferor plan in order to determine whether the rollover is permissible under the Code. If the rollover is later found not to be permissible, in whole or in part, then any portion thereof which was not permissible shall be paid out to the Participant (or to the Participant's designated individual retirement account), together with investment earnings or losses attributable to such portion.

      Certain rollover contributions shall not be accepted. Contributions of assets other than cash shall be refused, except for any portion of the rollover contribution representing an outstanding plan loan, if the Plan Administrator decides to accept it. Any rollover which would carry with it any annuity distribution requirements may be refused. Any portion of a rollover that is attributable to after-tax contributions or to an outstanding plan loan may be refused, in the Plan Administrator's discretion.. The Plan Administrator has complete discretion to determine whether to accept all or any portion of a rollover contribution and may also refuse a rollover that would in any other manner unduly burden or complicate Plan administration. The Plan Administrator must have a good faith belief that a rollover contribution is permissible before accepting it, and may continue investigating the rollover to confirm its permissibility after accepting it, subject to paying out the rollover or any portion of it as provided above upon later determining that it was at least in part impermissible.

            Section 3.09 Transfers.

      The vested portion of a Participant's account under another tax-qualified retirement plan that is not subject to the survivor annuity rules of Code Sections 401(a)(9) and 417, or successor statutes thereto, may be transferred to and accepted by this Plan, but only if received by check unless the Plan Trustee allows payment by wire transfer or some other method. Only transfers of cash can be accepted. Transfers of outstanding plan loans will not be accepted. Transfers which would subject the Participant's Account under this Plan to any survivor annuity rules shall be refused. Transfers which, in the sole judgment of the Plan Administrator, carry with them benefit rights, features or forms of distribution that would unduly burden or complicate Plan administration shall be refused. Transfers that are accepted by the Plan shall be credited to a transfer account on behalf of the Participant and invested in accordance with the Participant's direction under this Plan.

            Section 3.10 USERRA Make-Up Contributions.

      (a) Mandated Employer Contributions. The Employer with whom an Employee resumes covered employment upon return on or after December 12, 1994 from qualifying uniformed service shall be obligated to make, as promptly as practicable, special make-up contributions ("Make-up Contributions") on behalf of the Employee, in accordance with this Section 3.10. Make-up contributions shall be in the amount of all salary reduction contributions, Employer matching contributions and profit sharing contributions, if any, which would have been allocated to the Employee's Accounts under the Plan for the period of the Employee's qualifying uniformed service if the Employee had actually been working for the Employer in covered service throughout such period. No make-up earnings or forfeiture allocations for the period of such qualifying uniformed service shall be included in these or any other Make-Up Contributions under this
Section 3.10.

      The amount of these Make-up Contributions shall be determined based on the level of compensation the Employee would have received had he remained actually employed during such period of qualifying uniformed service. If that level of compensation is uncertain, then the Employee's average level of compensation for the last twelve months of covered employment (or for his actual months of covered employment, if less) shall be used instead.

      (b) Elective Pre-Tax Make-Up. Immediately upon resuming covered employment (and applying the assumed measure of prior compensation as described above), the Employee shall have the opportunity to elect to make-up any salary reduction contributions which he or she could have elected under the Plan during his or her period of qualifying uniformed service, subject to the Plan limits on employee salary reduction contributions that were in effect for such prior year(s). If the Employee elected any salary reduction contributions during his or her qualifying uniformed service, proper adjustment shall be made to the limit on the Employee's make-up salary reduction contributions for such prior year(s). This make-up deferral opportunity shall not extend, however, beyond the lesser of:

            (i) Three times the duration of such qualifying uniformed service, or

            (ii) Five years, both measured from the date on which the Employee resumes covered employment.

      (c) Matching on Elective Make-Up. Any Employer matching contributions which would have been made on the Employee's behalf with respect to such period of qualifying uniformed service had the Employee's make-up salary reduction contributions, if any, been made during such period will be made and allocated on the Employee's behalf as such make-up salary reduction contributions are made, subject to the Plan limits on such Employer matching contributions that were in effect for such prior year(s). Make-up Contributions under this Section
3.10 shall be treated as annual additions for the prior year(s) to which they relate, rather than for the year in which they are made.

      (d) Allocating Profit Sharing Make-Up. Any Employer profit sharing contributions which would have been allocated to the Employee's Account with respect to such period of qualifying uniformed service shall be made as promptly as practicable and not later than ninety (90) days after the close of the Plan Year in which the Employee resumes covered employment. Those Make-up profit sharing contributions shall be allocated, without any make-up of earnings, as of the close of the Plan Years for which they would have been made on behalf of the Employee had he or she been in covered employment during his or her period of qualifying uniformed service.

            Section 3.11 Catch-Up Contributions.

      All Employees who are eligible to make Salary Reduction Contributions under this Plan and who have attained age 50 or more before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions in
Article III of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or 416 of the Code, as applicable, by reason of the making of such catch-up contributions. The catch-up contributions authorized by this Section 3.11 are pre-tax contributions not subject to the ADP test, not eligible for matching under Section 3.03 and only permitted by qualifying Employees (as described above) who have or will have made their maximum allowable Salary Deferral Contribution to the Plan for the Plan Year after considering the application of all limits on Salary Deferral Contributions under this Article III and the Code.

            Section 3.12 Automatic Enrollment.

      (a) Intent. The Plan shall begin to implement an automatic enrollment feature effective March 1, 2008 in accordance with this Section 3.12. Automatic enrollment under the Plan shall involve the use of a "qualified automatic contribution arrangement" ("QACA") under Section 514 of ERISA and Code 401(k)(13), that also satisfies the "eligible automatic contribution arrangement" ("EACA") conditions of Code Section 414(w); except that, until 2009, this new automatic contribution feature shall not meet the QACA safe harbor requirement that it apply for a full twelve-month Plan Year.

      (b) Automatic Salary Reduction. Newly Eligible Employees who commence participation on or after March 1, 2008, and any other Participant who does not as of March 1, 2008 have an affirmative salary reduction election (including an election not to contribute, effectively a zero salary reduction percentage) in effect under the Plan, shall have a fixed percentage of their Eligible Earnings automatically reduced from each payroll period that begins on or after the later of March 1, 2008 or the date on which such Eligible Employee's participation in the Plan begins unless the Participant elects a different permitted salary reduction contribution election amount (from zero to the highest level then permitted under the Plan) in accordance with Section 3.02 of the Plan.

      The fixed contribution percentages under this Section 3.12(b) shall start at four percent (4%) of covered Eligible Earnings for the initial Plan Year to which automatic salary reduction first applies to the Participant. That automatic contribution percentage shall be successively increased by one percentage point as of the start of each subsequent Plan Year for which the Participant is subject to automatic salary reduction hereunder; except that, if permitted by applicable regulations governing QACA and EACA features, any Participant who first becomes subject to automatic salary reduction on or after July 1 during a Plan Year shall have the initial four percent (4%) automatic salary reduction percentage apply through the end of the next Plan Year in which the Participant could be subject to automatic salary reduction hereunder, so the initial increase to a five percent (5%) automatic salary reduction level would not take effect for that Participant until the start of the second full Plan Year beginning after the Plan Year in which the Participant first commenced automatic salary reduction contributions hereunder.

      For example, an Eligible Employee hired in 2008 who first joins the Plan in August of 2008 would, if that Employee did not make an affirmative salary reduction contribution election for the balance of 2008, begin automatic salary reductions of four percent during 2008 and, if he or she did not make an affirmative salary reduction election for 2009, would continue automatically at that same four percent (4%) level for 2009 before having the percentage increase to five percent (5%) for 2010. But if that Participant had joined the Plan in May of 2008 instead, then his or her four percent (4%) automatic salary deferral percentage would increase to five percent (5%) for 2009.

      Once a Participant has reached an automatic salary reduction contribution percentage of six percent (6%) (which would take effect, under the foregoing rules, at the start of either the third or fourth Plan Year during which the individual was eligible for automatic salary reductions if not for an affirmative salary reduction election), thereafter, the automatic contribution percentage may be increased in annual one (1) percentage point increments for any subsequent Plan Year at the discretion of the Plan Administrator, but in no event shall such percentage exceed ten percent (10%) for any Plan Year.

      To the extent permitted without sacrificing QACA safe harbor status to be exempt from ADP and ACP Testing under the applicable statutes and regulations, the increase in the Plan's automatic contribution percentage may take effect as of the effective date of the Company's annual salary increases (typically during each January) for that Plan Year but such adjusted percentage shall then apply retroactively to the Participant's adjusted Eligible Earnings for that entire Plan Year.

      The 10% salary reduction contribution limit for Highly Compensated Employees under Section 3.02(a) may, in the Plan Administrator's discretion and by its announcement in advance, be lifted and removed effective as of any date designated during the 2008 Plan Year. If the 10% limit is lifted, then the same cap on salary reduction contributions for other Participants under Section 3.02(a) shall also apply thereafter to Highly Compensated Employees. In any event, that 10% salary reduction contribution limit will not apply beginning January 1, 2009 if it is not lifted sooner.

      (c) Notice of Election Rights. Any Participant who is subject to automatic contributions under Section 3.12(b) above shall be furnished notice (i) of their salary reduction contribution election rights in accordance with Code Section 414(w) and ERISA Section 514(e) (3), and (ii) of the operation of the QDIA default investment fund and the Participant's investment direction rights in accordance with Section 404(c)(5)(B) of ERISA. Such notices may be combined. Generally, such notices shall be provided no less than thirty (30) and no more than ninety (90) days before the start of each Plan Year (beginning with the 2009 Plan Year), or in accordance with other timing requirements made applicable by regulation under those governing statutes. However, for 2008 and for any new Participant commencing participation after the start of a Plan Year, such notices instead may be furnished (subject to different regulatory requirements) during the ninety (90) day period ending on the later of the individual's first day of Plan participation or the first day on which the Participant becomes eligible for automatic salary reduction contributions.

      (d) Special Withdrawal Rights. Commencing whenever, on or after January 1, 2009, the Plan Administrator announces prospectively that the withdrawal rights set forth in this Section 3.12(d) shall first become available, any Participant may - within thirty (30) days after the first payroll date on which an automatic salary reduction contribution under Section 3.12(b) was withheld from the Participant's paycheck or such longer period (not to exceed a total of 90 days in aggregate), as the Plan Administrator shall, in its discretion, allow - make and file with the Plan Administrator an election to withdraw all the automatic salary reductions made on the Participant's behalf through the close of the next payroll period that begins after the date on which that withdrawal election is made. Such withdrawal election shall require a withdrawal and refund to the Participant of all such automatic salary reduction contributions, adjusted for investment gains and losses. Any matching contributions attributable to automatic salary reduction contributions withdrawn under this Section 3.12(d) shall be forfeited immediately upon such withdrawal. Any automatic salary reduction contributions withdrawn under this Section 3.12(d) shall not be counted for purposes of the ADP Test, if applicable (subject to Section 3.12(f) below), for the Plan Year to which such withdrawn contribution relates. Similarly, any forfeited matching contributions attributable to withdrawn automatic salary reduction contributions under this Section 3.12(d) shall not be counted for purposes of any ACP Test, if applicable. To the extent so provided by applicable law, such withdrawn and forfeited contributions also shall not count as Annual Additions for purposes of the limits under Section 3.07 above. Withdrawals under this Section 3.12(d) shall not be eligible for direct rollover.

      (e) ADP/ACP Testing. For any Plan Year (beginning with 2009) to which the automatic salary reduction contribution provisions apply for the entire twelve-month period, the Plan shall be deemed to satisfy both the ADP Test under
Section 3.04 above and the ACP Test under Section 3.05 above without the need to actually run those tests. This exemption from ADP and ACP Testing shall apply provided that all the conditions for such safe harbor under Code Sections 401(k)(13) and (m)(12) to apply to a QACA feature are met for such Plan Year.

      (f) Vesting. Notwithstanding any provisions of Section 5.04(b) below to the contrary, Matching Contributions and Profit Sharing Contributions attributable to periods that begin on or after March 1, 2008, and transferred amounts received by the Plan on or after March 1, 2008 (to the extent not already vested more generously under the transferor plan), shall vest under the following table, based on the complete Years of Service standing to the Participant's credit as of the date on which his or her employment with any and all Employers terminates:

             ---------------------------------------------------------
                    Years of Service             Vested Percentage
                    ----------------             -----------------
             ---------------------------------------------------------
                      Less than 2                       0%
             ---------------------------------------------------------
                       2 or more                       100%
             ---------------------------------------------------------

      (g) Separate Accounting. Notwithstanding any provisions of Section 4.01 or any other Plan provisions to the contrary, the Plan Administrator shall establish and maintain additional separate accounts, or sub-accounts, to reflect
(i) automatic salary deferral contributions apart from other salary reduction contributions; and (ii) matching contributions which are subject to the vesting schedule under Section 3.12(f) above apart from matching contributions which are subject to the vesting schedule under Section 5.04(b) below.

      (h) Refunds of Excess Contributions. The deadline under Section 3.06(a) for refunding excess contributions on or after January 1, 2008, in order to avoid the ten percent (10%) excise tax, shall be extended to six (6) months after the last day of the Plan Year in which such excess amounts arose, to the extent such extension and tax avoidance is authorized under Code Section 4979, as amended. In addition, such refund of excess contributions shall not include gap period income (the investment earnings on such refundable excess contributions for the period after the end of the Plan Year for which such excess contributions were made until the excess contributions are refunded) to the extent such investment adjustment is no longer required under Code Section 4979.

      (i) Resumption After Suspension. If a Participant's automatic salary reduction contributions are suspended following a hardship withdrawal under
Section 7.02, when the suspension period ends and automatic salary reduction contributions resume they shall resume at the fixed percentage level then applicable under Section 3.12(b) at the time such contributions resume regardless of what the automatic contribution level last was before the hardship withdrawal.

      (j) Miscellaneous. Except as provided in this Section 3.12, automatic salary reduction contributions shall be treated as salary reduction contributions for purposes of all other Plan provisions and matching contributions attributable to automatic salary reduction contributions shall be treated as matching contributions for purposes of all other Plan provisions. This Section shall be administered and construed so as to comply with the safe harbor provisions applicable to QACA and EACA contribution arrangements under the applicable Pension Protection Act of 2006 amendments to ERISA and the Code.

                   ARTICLE IV.--PLAN ACCOUNTING AND INVESTING

            Section 4.01 Participant Accounts.

      The Plan Administrator shall establish and maintain the following separate accounts, as needed, with respect to Participants, and any other accounts it deems necessary from time to time for purposes of Plan administration:

      (a) Salary Reduction Contribution Account. A "salary reduction contribution account" shall be maintained on behalf of each Participant. With respect to any Participant, this Account shall represent the amount of such Participant's salary reduction contributions (whether automatic or elective, made under Article III) and the earnings, expenses, appreciation and depreciation attributable to such contributions under the Plan, as well as any dispositions made therefrom under the Plan.

      (b) Profit Sharing Contribution Account. A "profit sharing contribution account" shall be maintained on behalf of each Participant. With respect to any Participant, this Account shall represent the portion of an Employer's profit sharing contributions (made under Article III) and forfeitures for Plan Years commencing on or after July 1, 1984 which are allocated for the Participant's benefit and the earnings, expenses, appreciation and depreciation attributable thereto, as well as any dispositions made therefrom under the Plan.

      (c) Matching Contribution Account. A "matching contribution account" shall be maintained on behalf of each Participant on whose behalf matching contributions are made under Section 3.03. Such Account shall represent the Participant's allocated share of such contributions and the earnings, expenses, appreciation and depreciation thereon, as well as any dispositions made therefrom under the Plan.

      (d) After-Tax Contribution Account. An "after-tax contribution account" shall be maintained as needed on behalf of each Participant, which shall represent the amount of such Participant's after-tax contributions, if any, to this Plan (to the extent allowed by the Plan), and the earnings, expenses, appreciation and depreciation attributable to such contributions under the Plan, as well as any dispositions made therefrom under the Plan.

      (e) Rollover Account. A "rollover account" shall be maintained on behalf of each Participant with respect to whom a qualifying rollover contribution to this Plan is made in accordance with Section 3.08. Such Account will reflect his or her qualifying rollover contribution(s) and the earnings, expenses, appreciation and depreciation attributable thereto, as well as any dispositions made therefrom under the Plan. The "rollover account" shall separately reflect, and account for, any portion of a rollover contribution that represents after-tax contributions, outstanding loans or any other feature for which separate accounting is appropriate.

      (f) Transfer Account. A "transfer account" shall be maintained on behalf of each Participant with respect to whom a transfer is made to this Plan from another tax-qualified plan in accordance with Section 3.09, which will reflect the Participant's transfer and the earnings, losses, expenses, appreciation and depreciation attributable thereto, as well as dispositions made therefrom under the Plan. The "transfer account" shall separately reflect, and account for, any portion of the transferred account that represents after-tax contributions, outstanding loans or any other feature for which separate accounting is appropriate.

      (g) Pending Forfeitures Account. A "pending forfeitures account" shall be maintained as a holding account for the Plan (not for any Participant) to which will be credited all forfeitures arising under the Plan during the then current Plan Year. The "pending forfeiture account" may contain sub-accounts, as appropriate, reflecting the source of the forfeited amounts, including pre- and post- March 1, 2008 matching and profit sharing account sources. From time to time as the pending forfeitures account balance becomes sufficient for such purpose, on such dates as determined or authorized by the Plan Administrator, such portion of the accumulated balance of this account (or of any sub-account therein) shall be deducted from the account and applied or reallocated as a forfeiture in accordance with Section 4.07(d).

      Any make-up or corrective contributions, such as QNECs and recharacterized amounts, shall be allocated not to their own separate accounts but to the account for which such corrective amount is made or recharacterized, although such special contributions may be reflected in separate sub-accounts if the Plan recordkeeper so provides.

      The maintenance of separate account balances shall not require physical segregation of Plan assets with respect to each account balance. The accounts maintained hereunder represent the Participants' respective interests in the Plan and are intended as bookkeeping account records to assist in the administration of this Plan. Any reference to a Participant's "Accounts" or "Account balances" shall refer to all of the accounts maintained in the Participant's name from time to time under the Plan. The Plan Administrator or recordkeeper may, in their discretion, rename, reorganize, combine, divide and supplement the various accounts maintained under the Plan from time to time as deemed necessary, convenient or advisable. References in the Plan to particular accounts by name shall also be deemed to refer to that part of a Participant's account(s) in the future that is attributable to or similar in nature to such former account, as the context shall dictate, regardless of how such future account is named or characterized.

      The Plan operates on a daily valuation basis, so each business day shall be an accounting date. Consequently, except as otherwise provided in Section 4.07, Participants' Accounts shall be credited or debited with contributions, allocations and distributions when actually made or received by the Plan.

            Section 4.02 Commingled Investment of Accounts.

      The Trustee, the investment manager and any insurance institution responsible for investment of Trust assets shall be permitted to commingle the assets of the Trust for purposes of investment with the assets of other plans or trusts which are intended to qualify for a federal tax exemption under Sections 401(a) and 501(a) of the Code. Any documents which are required to be incorporated in the Plan and the Trust to permit such commingled investments are hereby so incorporated. Segregated investment of Plan and Trust assets shall not be required with respect to any one or more Participants, except as authorized for missing payees under Section 6.07. Each account invested in a particular investment fund shall represent an undivided interest in such investment fund which corresponds to the balance of such account.

            Section 4.03 Investment Funds.

      From time to time the Plan Administrator may establish, or may cause the Trustee, an investment manager or an insurance institution to establish, one or more investment funds for the investment and reinvestment of Plan assets. The continued availability of any investment fund is necessarily conditioned upon the terms and conditions of applicable investment management agreements and other investment arrangements. While the Plan Administrator shall select the various investment funds to be offered by the Trustee under the Plan, the continued availability of these funds cannot be assured nor is it possible to assure that the arrangements or the investment funds managed by a particular investment manager or insurance institution or by the Trustee will continue to be available on the same or similar terms. The Plan Administrator shall maintain an Investment Policy Statement for the Plan, from time to time, as required under ERISA.

      The Plan shall make available for Participant-directed investment one or more investment choices from at least each of the following different types of investment funds:

      (a) An "Equity Fund" designed to invest primarily in domestic or foreign equity securities, having capital appreciation and growth, some current income and growth of income, with varying levels of risk as the Fund objectives;

      (b) A "Managed Income Fund" designed to invest primarily in fixed income securities issued or backed by federal or state governments or related agencies, and/or by corporations and by insurance companies, banks and other financial institutions, and having preservation of capital and production of income as the primary Fund objectives; and

      (c) A "Balanced Fund" designed to invest in both equity and income-producing securities, and using asset allocation and other strategies to provide, with varying levels of risk, both capital growth and income generation as primary Fund objectives.

      Participant-directed investing shall be made available under the Plan in a manner that complies with Section 404(c) of ERISA and applicable regulations under that statute, so as to protect Plan fiduciaries from liability for any investment selections made under the Plan to the full extent allowed by law.

      The Plan Administrator may, in its discretion, from time to time change the available number and identity of investment funds within any of the three categories described above and within any new categories utilized in the future, add new types of investment funds or delete any type of investment funds, as it deems appropriate. Except as provided in this Section 4.03 and Section 4.04, Participants' Accounts shall be invested in any one or more of the available investment funds. Any investment fund may be partially or entirely invested in any common, commingled or collective trust fund, pooled investment fund or mutual fund which is invested in property of the kind specified for that investment fund.

            Section 4.04 Investment Directions.

      (a) Participants are permitted to make and change their investment directions with respect to both future contributions and existing Account balances effective as of any prospective date, with such advance notice as the Plan Administrator may require, as frequently as the Participant may desire, and to allocate investments among the available investment funds in increments of one percent. If allowed by the Plan Administrator, Participants may give investment directions directly to any Plan recordkeeper, Trustee or investment manager, and such directions may be given verbally or in writing by such methods as the Plan Administrator allows by arrangement with such recordkeeper, Trustee or investment manager.

      During any period for which a Participant has not made either or both elections regarding the investment of existing Account balances and future contributions, he or she will be considered to have elected by default to have his or her other current Account balances or his or her future contributions, or both, as the case may be, invested entirely in a Managed Income Fund determined by the Plan Administrator to provide the least risk of loss of capital; provided, however, that on and after December 21, 2007 the default investment fund or funds under the Plan shall be determined instead in accordance with the last paragraph of this Section. It shall be the responsibility of the Plan Administrator to accumulate, aggregate and transmit to the Trustee from time to time, and it shall be the responsibility of the Trustee to duly execute, investment instructions based upon a record of all proper actual and default investment directions.

      From time to time temporary suspensions of the right to direct investment changes (and to take loans or withdrawals under the Plan) may be imposed on Participants, with advance notice, by the Plan Administrator as needed to accommodate changes in such things as Plan fiduciaries, service providers, sponsorship, coverage or investment funds. During such "black-out" periods, existing investment directions shall continue in effect, subject to such rules as the Plan Administrator may establish for any such "black-out" period.

      Effective December 24, 2007, the Plan Administrator shall designate a new default investment fund which shall satisfy the requirements for being a "qualified default investment alternative" ("QDIA") as defined in Section 404(c)(5) of ERISA and regulations thereunder. The new default fund shall apply
(i) to any newly Eligible Employee who becomes a Participant on or after December 24, 2007, and (ii) to any Participant for whom automatic salary reduction contributions are made after March 1, 2008. At least thirty (30) days advance notice of the new QDIA fund shall be provided to such existing Participants in order to meet the conditions for the fiduciary protections of
Section 404(c) of ERISA to apply to the Plan's use of default funds. The prior default fund (a Managed Income Fund, as designated by the Plan Administrator from time to time) shall continue to be available thereafter (i) as a grandfathered default investment option for amounts attributable to prior contributions, and (ii) as an investment option with respect to subsequent contributions only to the extent selected by affirmative Participant investment direction.

            Section 4.05 Investment Fund Accounting.

      The undivided interest of each Participant's Account in an investment fund shall be determined in accordance with the accounting procedure specified in the trust agreement, investment management agreement, insurance contract, custodian agreement or other document under which such investment fund is maintained. To the extent not inconsistent with such procedures, the following rules shall apply:

      (a) Deposits. Amounts deposited in an investment fund may be deposited by means of a transfer of such amounts to such investment fund from another investment fund as required to conform with the investment directions properly received in accordance with Section 4.04.

      (b) Distributions. Amounts required to be transferred from an investment fund to satisfy benefit payments and required transfers to effectuate investment directions in accordance with Section 4.04 shall be transferred from such investment funds as soon as practicable following receipt by the Trustee or investment manager of proper instructions to complete such transfers.

      (c) Allocation of Fund Earnings. Except as provided in the applicable investment fund document, all amounts deposited in an investment fund shall be invested as soon as practicable following receipt of such deposit. Notwithstanding the primary purpose or investment policy of an investment fund, assets of any investment fund which are not invested in the manner required by the investment fund document shall be invested in such short term instruments or funds as the applicable trustee or investment manager shall determine, pending investment in accordance with such investment policy.

            Section 4.06 Expenses.

      All costs and expenses incurred in connection with the general administration of the Plan and Trust, to the extent not paid by the Company, shall be allocated (for deduction) among the investment funds in the proportion in which the amount invested in each such fund bears to the amount invested in all funds as of the accounting date preceding the day of application, provided that all costs and expenses directly identifiable to one fund shall be allocated to that fund.

            Section 4.07 Crediting Contributions and Forfeitures.

      (a) Salary Reduction Contributions. Salary reduction contributions shall be credited to the Account of the Participant that elected such contributions or for whom such contributions were automatically made. Amounts credited to the Participant's Salary Reduction Contribution Account shall be based on the Participant's election (actual or automatic), subject to any limitations and adjustments applicable under the Plan. Salary reduction contributions shall be made to the Plan as promptly as practicable and not later than (i) the fifteenth
(15th) day of the calendar month next following the month in which the contribution amount was withheld from the Participant's paycheck; or (ii) any other deadline imposed under applicable ERISA regulations in order to avoid the Employer being considered to have held such amounts as Plan assets.

      These contributions shall be credited as soon as practicable on or after the first business day on or next following the date such contribution is received by the Plan. No one--including any Employer, the Plan and any Plan fiduciary--shall have any obligation to invest or credit interest on the amounts contributed with respect to any period between the close of the relevant pay period and the date the contribution is credited to the Plan, and no such interest credit shall be made for that period.

      (b) Matching Contributions. Matching contributions shall be made in accordance with Sections 3.03 or 3.12(e), as applicable, subject to adjustment, and credited to the Account of each Participant for whom a salary reduction contribution is made for the same Plan Year. The amount of each matching contribution shall be based on the amount of salary reduction contribution that is made on behalf of the Participant, subject to any limitations and adjustments applicable under the Plan.

      Matching contributions shall be made simultaneous with, or as soon as practicable after, the salary reduction contribution is made to which the matching contribution relates. Matching contributions shall be credited on the first business day on or next following the date such contribution is received by the Plan. No one--including any Employer, the Plan and any Plan fiduciary--shall have any obligation to invest or credit interest on matching contributions with respect to any period between the close of the pay period to which the corresponding salary reduction contribution relates and the date the matching contribution is credited to the Plan, and no such interest credit shall be made for that period.

      (c) Profit Sharing Contributions. Employer profit sharing contributions, if any, made under Section 3.01 (or other applicable provision of Article III), shall be allocated to eligible Participants' Accounts on the first business day on or next following the date such contribution is received by the Plan. To be eligible, a Participant must remain employed with an Employer as of the close of the Employer's fiscal year for which the contribution is made and the Participant must have completed a year of service, as described below, for that fiscal year period. For this purpose, a year of service is completed if the Participant earns 1,000 or more Hours of Service during that fiscal year. The allocation of profit sharing contributions to eligible Participants' Accounts shall be made pro rata in proportion to the relative Profit Sharing Earnings of each such Participant for the applicable fiscal year. No one--including any Employer, the Plan and any Plan fiduciary--shall have any obligation to invest or credit interest on profit sharing contribution with respect to any period before the contribution is credited to the Plan, and no such interest credit shall be made for that period.

      (d) Forfeitures. Subject to Section 5.04(c), amounts credited to the Pending Forfeitures Account shall be applied first to the payment of reasonable Plan administrative expenses and any remaining balance in that Account shall be offset against Employer matching contributions as they come due to the Plan.

            Section 4.08 Adjustment of Account Balances.

      As of each accounting date, including any interim accounting date, the Plan Administrator, or its designee, may adjust the Account balances of Participants, as needed, to reflect adjustments in the value of the trust fund, to reflect distributions and to reflect transfers of benefits to or for the benefit of any Participant, including withdrawals and loans, as follows:

      (a) First, charge to the proper Accounts all loan repayments, adjustments, transfers, withdrawals or loans made since the last accounting date; and

      (b) Next, contributions made under Article III since the last accounting date shall be allocated and credited to the proper Accounts of Participants as required by Section 4.07; and

      (c) Finally, as and when appropriate, adjust contributions to satisfy the limitations of Article III.

                       ARTICLE V.--ENTITLEMENT TO BENEFITS

            Section 5.01 Retirement.

      A Participant shall be 100% vested in his or her Accounts on the date he or she first attains Normal Retirement Age or Early Retirement Age. If the Participant's employment terminates on or after that date, the Participant shall be considered retired and entitled to the vested interest in his or her Accounts as a benefit from the Plan. That retirement benefit shall be payable in accordance with Article VI below.

            Section 5.02 Disability.

      A Participant whose employment terminates due to his or her Disability shall have a 100% vested interest in his or her Accounts regardless of his or her age and Years of Service. Such disabled Participant shall be entitled to the vested interest in his or her Accounts as a benefit from the Plan. That benefit shall be payable in accordance with Article VI below.

            Section 5.03 Death.

      (a) Entitlement. A Participant who dies while employed by any Employer shall be 100% vested in his or her Accounts as of the date of his or her death regardless of the Participant's age and Years of Service. The deceased Participant's vested interest in his or her Accounts shall be distributed as a benefit to the Participant's surviving Beneficiary(ies) in accordance with this
Section 5.03 and Article VI below.

      (b) Beneficiary.

            (i) Each Participant may designate any legal or natural person or persons as his or her Beneficiary under the Plan to receive any portion of such Participant's benefit that remains unpaid as of the date of the Participant's death. Each Beneficiary designation will be in the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator during the Participant's lifetime. Each Beneficiary designation filed with the Plan Administrator will cancel all prior Beneficiary designations.

      Notwithstanding the foregoing, no Beneficiary designation will be effective under the Plan unless the Participant's eligible Spouse consents in writing to such designation, such consent acknowledges the effect of such designation, and the eligible Spouse's signature is witnessed by the Plan Administrator or a notary public. Notwithstanding the foregoing, spousal consent to a Participant's Beneficiary designation will not be required if:

            A) the eligible Spouse is designated as the sole primary Beneficiary by the Participant; or

            B) it is established to the satisfaction of the Plan Administrator that spousal consent cannot be obtained because there is no eligible Spouse, or because of such other circumstances as may be prescribed in regulations issued by the Secretary of the Treasury. For this purpose, reasonable reliance by the Plan Administrator on suitable written representation or other evidence from the Participant shall be allowed.

      Any consent by an eligible Spouse or any determination by the Plan Administrator that the consent is not required pursuant to parts (A) or
      (B) above may not be revoked by the Spouse and will be effective only with respect to such eligible Spouse.

            (ii) If any Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a Participant dies before him or before complete distribution of the Participant's benefits, such Participant's benefits will be paid in accordance with the following order of priority:

            A) to the Participant's eligible Spouse; or, if there be none surviving,

            B) to the Participant's children (including legally adopted children) and the descendants of deceased children (per stirpes), in equal parts; or, if there be none surviving;

            C)    to the Participant's estate.

      The Plan Administrator may determine the identity of the distributees and in so doing may act and rely upon any information deemed reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed to be genuine, and upon any evidence believed sufficient. If a Participant or Beneficiary is under a legal disability and is unable to attend properly to his personal financial matters, the Plan Administrator may direct that payments be made to any individual legally appointed to care for such Participant or Beneficiary.

      Any payment made pursuant to this Section will be a complete discharge of the obligation for paying such benefit under the Plan.

            Section 5.04 Vesting and Termination of Employment.

      (a) Entitlement. A Participant whose employment with any and all Employers is terminated before the Participant's retirement, Disability or death shall be entitled to a benefit only from the vested portion of his or her Accounts. That vested portion shall be determined under Section 5.04(b) below. Any resulting benefit shall be payable in accordance with Article VI below.

      In accordance with final regulations under Code Section 401(k), any change in a Participant's status from a W-2 Employee to a Leased Employee that takes effect on or after January 1, 2006 shall not be treated as a termination of the Participant's employment and so shall not constitute a distributable event under this Plan. However, beginning January 1, 2009 (or as of whatever later date Code
Section 414(u)(12)(B) takes effect) any absence of a Participant from employment due to a period of qualifying military service may be considered a termination of employment as provided under Code Section 414(u)(12)(B); provided, however, that a Participant who receives a distribution hereunder in connection with such military service shall not be permitted to make any salary reduction contributions to the Plan for the 6-month period beginning on the date of such distribution, in accordance with that statute.

      (b) Vesting. Different vesting schedules apply to different types of accounts under the Plan. A Participant shall always have a 100% vested interest in his or her Salary Reduction Contribution Account, his or her After-Tax Contribution Account and his or her Rollover Account, if any. A Participant's vested interest in his or her Transfer Account initially shall be the same percentage as the Participant's Transfer Account was vested immediately prior to its transfer to and acceptance by this Plan (unless the Company accelerates vesting by arrangement with the sponsor of the transferor plan); thereafter such vested percentage shall increase by operation of the vesting schedule below based on the Participant's completed Years of Service. A Participant's vested interest in his or her Profit sharing and Matching Contribution Accounts, if any, shall be the vested percentage determined under the following table, based upon the complete Years of Service standing to the Participant's credit as of the date on which his or her employment with any and all Employers terminates.

                    Years of Service              Vested Percentage
                    ----------------              -----------------

                      Less than 1                          0%
                      1                                   20%
                      2                                   40%
                      3                                   60%
                      4                                   80%
                      5 or more                          100%

The foregoing vesting schedule shall be superseded as provided in Section 3.12(g) with respect to post-March 1, 2008 contributions as described therein.

      A Participant's vested interest reflects the vested percentage of his or her Accounts but does not attach to, nor guaranty a benefit equal to, any particular balance that exists in his or her Accounts prior to the actual distribution of the Participant's benefit.

      (c) Forfeitures. If a Participant's employment with any and all Employers terminates before he or she has become 100% vested in all his or her Accounts, the portions of the Participant's Accounts which are not vested shall immediately become a forfeiture. Forfeitures shall be credited immediately to the Pending Forfeiture Account, which is then applied in accordance with Section
4.07 during the Plan Year in which the forfeiture arose.

      If the same Participant is reemployed by an Employer before incurring five consecutive Break in Service years, then the forfeited amount (without interest) shall be restored to the credit of the Participant's Accounts from which the forfeiture was taken. For example, under the vesting schedule in Section 5.04(b) above applicable to certain pre-March 1, 2008 contributions, if a Participant terminated employment during the year 2007 (after earning 1,000 or more Hours of Service in that year) while only 60% vested in his or her Matching and Profit Sharing Contribution Accounts, the non-vested 40% portion of those two Accounts would be forfeited. If that Participant returns to employment as an Eligible Employee during the year 2011, the forfeited amount would then be restored to his or her respective Matching and Profit Sharing Contribution Accounts because the Participant had not incurred five consecutive Break in Service years before resuming covered employment. But if that Participant instead resumes employment in 2012, too late to earn 1,000 Hours of Service in that year, because he or she would have incurred five consecutive Break in Service years (2007 through 2012, inclusive) no restoration of the previously forfeited amounts would be made.

      Any such restoration shall be made from the Pending Forfeiture Account. If the balance of that Account is insufficient, then the remaining portion of such restoration shall come from a special make-up contribution from the Participant's Employer made as of the end of the Plan Year in which the Participant resumes employment with the Employer.

                       ARTICLE VI.--BENEFIT DISTRIBUTIONS

            Section 6.01 Forms of Distribution.

      (a) Normal Form. The normal form of benefit distribution under this Plan shall be a single sum payment. If such payment is made in cash to the Participant or a surviving Beneficiary, it shall be subject to the 20% tax withholding requirement of Code Section 3405(a) for so long as that statute applies to this Plan. If such payment is made instead by a direct rollover pursuant to Section 6.05 below, then such tax withholding shall not apply, but the Participant's After-Tax Contribution Account is not eligible for such a rollover and instead shall be paid (without tax withholding) to the Participant or surviving Beneficiary.

      (b) Optional Form. In lieu of the normal form, the Participant may elect to have his or her benefit paid in a series of substantially equal quarterly or annual installments over a chosen period of not more than twenty (20) years, the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his or her Beneficiary (only if the Beneficiary is one or more individuals), whichever period will be the shortest.

      (c) Grandfathered Option. A Participant who commenced participation in the Plan before January 1, 1994 and whose employment with any and all Employers terminates before his or her Normal Retirement Age may make a one-time election to receive a distribution of up to one-half the vested portion of his or her Accounts at any time before attaining Normal Retirement Age. The remaining vested interest in the Participant's Accounts may not thereafter be distributed until the Participant attains Normal Retirement Age, unless he or she dies or the Plan is terminated sooner. Any interim distribution under this Section 6.01(c) shall be made not later than sixty (60) days after the close of the calendar quarter in which the Participant's election is received by the Plan. Any prior distribution from the Participant's Accounts shall disqualify the Participant from eligibility for this partial distribution right, but withdrawals and loans under Article VII (including taxable loan defaults) shall not count as prior distributions for this purpose. This partial distribution right shall be available as well to any beneficiary or alternate payee who has an interest in the Accounts of a Participant who qualified for this grandfathered option.

      (d) Small Benefit Cashout. Regardless of any provisions of this Article VI to the contrary, if the total vested interest of a Participant does not exceed $1,000 at the time he or she becomes entitled to a benefit from the Plan, then the Participant's total benefit shall be paid automatically in a single sum (the normal form) as though the Participant had elected immediate commencement of his or her benefit under Section 6.02.

      Notwithstanding the foregoing, any distribution of more than $1,000 made to a Participant (but not to a Beneficiary) on or after March 28, 2005 under this Section 6.01(d) shall, in accordance with Code Section 401(a)(31)(B)(i), be made instead by a direct rollover to an individual retirement account held by the Plan's designated IRA provider (or any approved affiliate thereof) in the name of the Participant, unless the Participant elects, in timely fashion, (i) to have such distribution paid in a direct rollover to some other eligible retirement plan designated by the Participant or (ii) to receive the distribution in a single sum. The Plan's designated IRA provider shall be selected from time to time by the Administrative Committee, and the initial provider shall be Fidelity (or any approved affiliate thereof). A Participant's rollover account shall be counted for purposes of determining the Participant's eligibility for a cashout benefit under this Section 6.01(d). Any direct rollovers made under this Section shall be made in accordance with
Section 6.05 to the extent not inconsistent with this Section. The Administrative Committee shall enter into a written agreement with the Plan's designated IRA provider consistent with the safe harbor rules of U.S. Department of Labor Regulation ss.2550.404a-2, which agreement shall be substantially enforceable by or on behalf of the Participant against the IRA provider. Once such distribution is made, the Plan is considered to have fully satisfied its benefit payment obligation with respect to that Participant. The implementation of this Section shall not adversely affect the Plan's standing as a 404(c) plan under ERISA.

      (e) Elections. Elections to receive an optional form or partial distribution under (b) or (c) above, or to have the single sum distributed as a direct rollover under (a) or (d) above, shall be made by the Participant in writing and filed with the Plan Administrator. However, the Plan Administrator, by arrangement with the Plan recordkeeper or Trustee, may authorize and approve electronic or telephonic elections under procedures which provide adequate access and written confirmation to Participants.

      (f) Miscellaneous. The life expectancy of a Participant or of a Participant and a designated Beneficiary shall be determined by the Plan Administrator in accordance with the actuarial tables adopted by it, from time to time, for this purpose. The installment form of benefit payment shall be designed so that the present value of the amount to be paid over the Participant's life expectancy is at least 50 percent of the value of the vested portion of the Participant's Accounts on the date of benefit commencement, unless the Participant designates the Spouse as his or her Beneficiary.

      (g) Cash or In Kind. Benefits under this Article shall be distributed in cash only, except as authorized by Section 7.03 with respect to in kind distribution of outstanding loans as part of distributions made after December 31, 2000. The Plan Administrator may establish a minimum amount of any installment payments to be made under the Plan. Benefit payments shall be taken pro rata from each of the Participant's Accounts and from each investment fund in which his or her Accounts are invested.

      (h) Minimum Required Distributions. All distributions made under this Plan shall be determined and made in accordance with the applicable regulations under
Section 401(a)(9) of the Code, as provided under Section 6.09 below.

            Section 6.02 Timing of Distributions.

      (a) Normal Commencement; Deferral Election. Except for immediate small benefit cashouts under Section 6.01(d), benefits shall commence to be paid in the normal course within ninety (90) days after the event, as described in
Article V, which entitles the payee to receive a benefit from the Plan. Prior to such 90 day period the Participant shall be notified of the benefit distribution options available under the Plan and the Participant's right to defer distribution to any date not later than April 1st after the calendar year in which the Participant attains age 70 1/2. Prior to the start of his or her scheduled benefit payment(s), the Participant may elect to defer his or her benefit and may elect any optional form of distribution then available under the Plan. Absent such an election, payment shall be made in the normal single sum form on or about the end of the 90 day election and processing period described above. The election shall be filed in writing with the Plan Administrator or made by such electronic or telephonic method as the Plan Administrator may approve and allow from time to time.

(b) Age 70 1/2. A Participant who remains an Employee past age 70 1/2 shall become entitled to a benefit distribution upon his eventual retirement (or death, if earlier), except that:

            (i) A Participant who is a "5% owner" of an Employer (within the meaning of Section 416(i) of the Code) must commence receiving his or her benefit in accordance with Code Section 401(a)(9) by the next April 1st following the calendar year in which the Participant attains age 70 1/2 ; and

            (ii) Any Participant (other than a 5% owner) who attained age 70 1/2 before January 1, 1997 while still an Employee must also commence receiving his or her benefit in accordance with Code Section 401(a)(9) by the next April 1st following the calendar year in which the Participant attained age 70 1/2, unless such Participant elected (in accordance with the First Amendment to the previous Plan restatement), by the later of April 1, 1997 or 90 days after receiving notice of such right, to suspend and defer benefit payments until his or her retirement.

      (c) Required Deadline. Unless the Participant has deferred distribution under Section 6.02(a) above, the distribution of a Participant's benefit from the Plan shall commence no later than 60 days after the end of the Plan Year during which the latest of the following events occurs:

            (i) The Participant attains Normal Retirement Age; or

            (ii) The Participant ceases employment as an Employee;

provided also that distribution shall not commence later than the Participant's "required beginning date" as defined in Section 6.09 below.

      (d) Age 59 1/2. Notwithstanding any Plan provisions to the contrary, no amount attributable to Employer contributions made on behalf of a Participant while the Participant was a "5% owner" (within the meaning of the Section 416(k) of the Code) shall be distributed to such Participant before he or she attains age 59 1/2, unless such distribution is a result of the Participant's disability within the meaning of Code Section 72(m)(7).

            Section 6.03 Distribution After Death.

      (a) Death in Pay Status. If a Participant dies after the distribution of his benefit has begun under Section 6.01 above, but before his entire interest has been distributed to him, the remaining portion of such interest will be distributed to his Beneficiary at least as rapidly as under the method of distribution in effect at the date of the Participant's death; provided that benefit payments for any "distribution calendar years" (as defined in Section 6.09(e) below) shall satisfy the minimum required amount determined under
Section 6.09(d)(i).

      (b) Death Before Pay Status. If distribution in accordance with Section
6.01 has not commenced to the Participant before his death, the Participant's entire benefit shall be distributed within five years of his death (as provided in Section 6.09(b)(ii) below) unless distribution is made in accordance with the following:

            (i) Installments Payable to a Designated Beneficiary. If any portion of the Participant's benefit is payable to or for the benefit of a designated Beneficiary who is an individual and such portion is to be distributed in installments over a period beginning not later than one year after the Participant's death or such later date as the Secretary of the Treasury may by regulation prescribe, then such portion may be distributed to such designated Beneficiary over a period not exceeding the lesser of 20 years or the life expectancy of such Beneficiary.

            (ii) Special Rules for Amounts Payable to Surviving Spouse. If the Participant's designated Beneficiary is his surviving Spouse, distributions to such surviving Spouse need not begin until the date the Participant would have attained age 70 1/2; subject, however, to satisfying the five-year deadline for the completion of distributions under Sections 6.09(b)(ii) and (d)(ii) below if part (i) above is not applicable. If the surviving Spouse dies before distributions to such Spouse begin, distribution of the Participant's Accounts pursuant to this
      Section 6.03 shall be made as if the surviving Spouse were the Participant.

For any "distribution calendar year" (as defined in Section 6.09(e) below), benefits payable under this Section 6.03(b) shall satisfy the minimum required amount determined under Section 6.09(c).

      (c) Commencement; Single Sum Election. Benefits due to a Beneficiary upon the death of a Participant shall, to the extent practicable, commence within ninety (90) days after the Participant's death. A surviving Beneficiary may elect, prior to the start of benefit payments to the Beneficiary, to receive his or her benefit in the form of a single sum regardless of any other form selected by the deceased Participant.

      (d) Beneficiary Rollovers. Any beneficiary who is the Participant's surviving spouse may elect a direct rollover of any single sum benefit due to the Beneficiary under Section 6.03(b). Effective on and after January 1, 2008, a Beneficiary who is not the Participant's surviving Spouse also may elect a direct rollover, but such rollover may only be payable to an individual retirement account, in accordance with Section 402(c)(11) of the Code, not to any other type of eligible retirement plan described in Section 6.05(d) below.

            Section 6.04 Designated Beneficiaries.

      A Participant may from time to time designate a Beneficiary or Beneficiaries to whom the Participant's benefits will be distributed in the event of the Participant's death prior to complete payment of his or her benefits under the Plan. A Participant may designate contingent or successive Beneficiaries and may name individuals, legal persons or entities, trusts, estates, trustees or other legal representatives as Beneficiaries. Notwithstanding the foregoing or any Beneficiary designation filed by a Participant, if a Participant is married at the date of his death the Participant's surviving Spouse will be his designated Beneficiary for all purposes of the Plan unless the surviving Spouse has consented in writing to the Participant's designation of another Beneficiary. Beneficiary designations must be completed and filed with the Plan Administrator during the Participant's lifetime. A Beneficiary designation properly completed and filed will cancel all such designations filed earlier.

      The consent of a surviving Spouse to the Participant's designation of another Beneficiary must be in writing, must acknowledge the effect of such designation and the specific Beneficiary designated, and must be witnessed by a Plan representative or a notary public. Any consent by a Spouse shall be valid only with respect to such Spouse and with respect to the specific Beneficiary designation or class of designations to which it expressly applies. Any change in a Participant's Beneficiary designation will require a new spousal consent unless the former consent contained a sufficient waiver and consent to future Beneficiary designations of the type actually made. If the Participant is not married, or demonstrates to the satisfaction of the Plan Administrator that his or her Spouse cannot be located (or in such other instances as the Secretary of the Treasury may prescribe), then spousal consent would not be required. A Spouse's consent, once given, shall be irrevocable with respect to the specific Beneficiary designation or class of designations to which the consent pertained.

            Section 6.05 Direct Rollovers.

      (a) Direct Rollover Election. If a Participant's single sum distribution qualifies as an eligible rollover distribution, then the Participant may:

            (i) elect to have such distribution paid directly to an eligible retirement plan, and

            (ii) designate the eligible retirement plan to which such distribution is to be paid (in such form and at such time as the Plan Administrator may prescribe).

      Upon a proper election, such distribution shall be made in the form of a trustee-to-trustee payment directly to the eligible retirement plan so specified, in lieu of a cash distribution to the Participant. The income tax withholding applicable to lump sum distributions shall not apply to any direct rollover made under this Section.

      (b) Eligible Amounts. Subsection (a) above shall apply to the extent that the eligible rollover distribution would be includible in gross income, if not so transferred under Subsection (a) above; however, a direct rollover under Subsection (a) above also may include the portion of an eligible rollover distribution that would not be includible in gross income if not so transferred (i.e., the portion representing after-tax contributions) provided that such transfer is made to an eligible retirement plan that will separately account for the amount so transferred, including separately accounting for the portions of the distribution which are and which are not otherwise includible in gross income.

      (c) Definitions. For purposes of this Section 6.05; the term "eligible rollover distribution" has the meaning given to such term by Code Section 402(c)(4), as in effect from time to time.

      For purposes of this Section 6.05, the term "eligible retirement plan" shall include, among the entities mentioned in Code Section 402(c)(8)(B), only an individual account retirement plan that is tax-qualified under Code Section 401(a) or an individual retirement account described in Code Section 408(a), the terms of which permit the acceptance of rollover distributions.

      (d) Alternate Payee Rollover. For purposes of this Section 6.05, to the extent allowed under Code Section 402 an alternate payee entitled to receive an eligible rollover distribution from the Plan pursuant to a qualified domestic relations order, and a surviving Beneficiary of a deceased Participant, shall have the same right to elect a direct rollover of their benefit as a Participant is accorded under this Section.

      (e) Notice. Within a reasonable time before making an eligible rollover distribution, the Plan Administrator shall provide, in accordance with Code
Section 402(f)(1), to the recipient of such distribution, a written explanation of the recipient's direct rollover rights under this Section 6.05 and of the required withholding of tax on the distribution if such a rollover were not elected.

      The information required to be provided to a Participant under U.S. Department of Labor Regulation ss.2550.404a-2(c)(4) and Code Section 401(a)(31)(B)(i) with respect to automatic rollovers of small benefit cashouts under Section 6.01(d) above shall be included, when applicable, in the 402(f) notice provided under this Section 6.05(e) unless such information is contained in a Summary Plan Description or Summary of Material Modifications that has been provided to the affected Participant.

            Section 6.06 Qualified Domestic Relations Orders.

      The nonalienation rules of Section 10.02 shall not apply to a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code. The Plan Administrator shall establish written procedures to determine the qualified status of domestic relations orders and to administer accounts and distributions under such Orders. To the extent provided under a Qualified Domestic Relations Order, a former Spouse of a Participant shall be treated as the Spouse or surviving Spouse under the Plan with respect to benefits specifically identified under the terms of the Qualified Domestic Relations Order. To the extent legally permitted, payments to an alternate payee under a Qualified Domestic Relations Order may commence prior to the subject Participant's earliest retirement age if so authorized by such Order and (if required by the Order) so requested by the alternate payee. Recordkeeping accounts may be established on behalf of alternate payees and those payees shall, if so provided in the Order have the rights of a Participant with respect to their respective accounts.

            Section 6.07 Missing Payees.

      (a) Address. Each Participant and Beneficiary must promptly notify the Employer or Plan Administrator of any change in their address. Any communication addressed to a Participant or Beneficiary shall be sent to their most current address filed with the Employer or Plan Administrator. If no address is so filed, then the last address as shown in the Employer's records will be used for such person for all purposes of the Plan.

      (b) Forfeiture and Reinstatement. In the event that the Plan Administrator cannot, after a reasonable search, locate any person to whom a benefit payment is due under the Plan, that benefit shall be forfeited and applied in accordance with Section 4.07 at such time as the Plan Administrator shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable law). However, such forfeited benefit shall be reinstated (without adjustment for any interim investment experience) if a valid claim for such benefit is made prior to termination of the Plan. Restoration of such forfeited benefit shall be made, when needed, from the same sources as provided for restoring forfeitures under Section 5.04.

      (c) Outside Accounts. In connection with the termination of the Plan, any as yet unclaimed benefit forfeitures under this Section 6.07 shall be restored to the account of the missing payee and deposited by the Plan Administrator in a bank account (which need not be interest-bearing) to be held outside this Plan and Trust for the benefit of the missing payee, subject to any proper claims of the state to such account (if it remains unclaimed) under any applicable state escheat laws. Any Plan bank accounts previously established for the benefit of missing payees shall be forfeited as provided in (b) above, subject to the aforesaid restoration (with or without removal from the Plan and Trust) upon being claimed or upon the termination of the Plan.

            Section 6.08 Incapacitated Payees.

      If any person entitled to benefits under the Plan is under a legal disability or in the Plan Administrator's opinion is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may, in its sole discretion, direct the payment of such benefits to such person's court-appointed legal representative or guardian for such person's benefit in lieu of making payment directly to the disabled or incapacitated person. Payments made in accordance with this Section shall discharge all liabilities for such payments under the Plan.

            Section 6.09 Minimum Distribution Requirements.

      (a) General Rules.

            (i) Effective Date. The provisions of this Section will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

            (ii) Precedence. The requirements of this Section will take precedence over any inconsistent provisions of the Plan.

            (iii) Requirements of Treasury Regulations Incorporated. All distributions required under this Section will be determined and made in accordance with the Treasury Regulations under Code Section 401(a)(9).

            (iv) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal

      Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

      (b) Time and Manner of Distribution.

            (i) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date (as defined in Section 6.09(e) below).

            (ii) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin and the exceptions under
      Section 6.03(b) do not apply, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  A) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth
                        (5th) anniversary of the Participant's death.

                  B) If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, then the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth
                        (5th) anniversary of the Participant's death.

                  C) If there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                  D) If the Participant's surviving Spouse is the Participant's sole designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this subsection (b)(2), other than paragraph (A), will apply as if the surviving Spouse were the Participant.

      For purposes of this subsection (b)(2) and subsection (d) below, unless paragraph (D) applies, distributions are considered to begin on the Participant's required beginning date. If paragraph (D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under paragraph (A).

            (iii) Forms of Distribution. Unless the Participant's interest is distributed in the form of a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with subsections (c) and (d) below.

      (c) Required Minimum Distributions During Participant's Lifetime.

            (i) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                  A) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in ss. 1.4.01(a)(9)-9 of the Treasury Regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                  B) if the Participant's sole designated Beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in ss. 1.401(a)(9)-9 of the Treasury Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

            (ii) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this subsection (c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

      (d) Required Minimum Distributions After Participant's Death.

            (i) Death On or After Date Distributions Begin.

                  A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated Beneficiary, determined as follows:

                            i. The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                            ii. If the Participant's surviving Spouse is the Participant's sole designated Beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                            iii. If the Participant's surviving Spouse is not the Participant's sole designated Beneficiary, the designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                  B) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

            (ii) Death Before Date Distributions Begin.

                  A) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated Beneficiary, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth
                        (5th) anniversary of the Participant's death.

                  B) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                  C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under subsection (b)(2)(A) above, this subsection (d)(2) will apply as if the surviving Spouse were the Participant.

      (e) Definitions.

            (i) Designated beneficiary. The individual who is designated to receive death benefits under Section 5.03 and applicable provisions of this Article VI and is the designated beneficiary under Code Section 401(a)(9) and ss. 1.401(a)(9)-1, Q&A-4 of the Treasury Regulations.

            (ii) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under subsection (b)(2) above. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

            (iii) Life expectancy. Life expectancy as computed by use of the Single Life Table in ss. 1.401(a)(9)-9 of the Treasury Regulations.

            (iv) Participant's account balance. The Account balance as of the last accounting date in the calendar year immediately preceding the distribution calendar year ("valuation calendar year") increased by the amount of any contributions made and allocated or forfeitures allocated to his Accounts as of dates in the valuation calendar year after the accounting date and decreased by distributions made in the valuation calendar year after the accounting date. The Participant's Account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

            (v) Required beginning date. In accordance with Section 6.02 of the Plan, the April 1 after the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or, (ii) in the case of a non-5% owner, the calendar year in which the Participant ceases to be an Employee.

                     ARTICLE VII.--IN-SERVICE DISTRIBUTIONS

            Section 7.01 Non-Hardship Withdrawals.

      (a) Withdrawals from After-Tax Contribution Account. A Participant may withdraw all or any portion of his or her After-Tax Contribution Account at any time in accordance with this Section 7.01(a). Such withdrawals may be requested in writing or by any electronic or telephonic method then permitted by the Plan recordkeeper. The withdrawal shall be paid out as promptly as practicable after the request is approved. Withdrawals of less than $500 shall be permitted only if the withdrawal represents the entire balance of the Account.

      (b) The Participant may designate whether and in what proportions he or she wishes to withdraw contributions made before January 1, 1987 or contributions made on or after that date. Absent such designation, the Plan will treat the Participant's after-tax contributions as being withdrawn in chronological order beginning with the oldest. With respect to pre-1997 contributions, the contributions shall be considered as being withdrawn entirely before any earnings attributable to such contributions are considered as being withdrawn. With respect to post-1996 contributions, however, in accordance with Code Sections 22(e)(8) and (9), any withdrawal shall be deemed to consist of a simultaneous withdrawal of earnings thereon in the same proportion as the amount of such contribution being withdrawn bears to the total of such post-1996 after-tax contributions then credited to the Participant's account.

      (c) Withdrawals After Age 59 1/2. A Participant (including a former Employee) who has attained age 59 1/2 may withdraw all or any portion of his or her Accounts, to the extent vested, upon request and without the need to demonstrate hardship. The request may be in writing or by any electronic or telephonic method then permitted by the Plan recordkeeper. The withdrawal shall be paid out as promptly as practicable after the request is approved. Withdrawals of less than $500 shall be permitted only if the withdrawal represents the entire balance of the Participant's vested interest in his or her Accounts. Any withdrawal request approved under this Section 7.01(b) shall be satisfied by deducting amounts from the Participant's Accounts in the manner of allocation and order of priority used for hardship withdrawals under Section 7.02(c).

            Section 7.02 Hardship Withdrawals.

      (a) Eligibility. Any Participant who is still an Employee and who demonstrates a financial hardship (as defined in part (c) of this Section) may request a withdrawal to cover that hardship in accordance with this Section
7.02. Hardship withdrawals under this Section shall be permitted only while the Participant remains an Employee. Unless the Participant has attained age 59 1/2, he or she shall not be entitled to a withdrawal from any Accounts except in accordance with this Section 7.02 or Section 7.01(a).

      (b) Processing. The request for a hardship withdrawal shall be directed to and processed by the Plan recordkeeper. The request shall be in writing or by such electronic or telephonic method as the Plan recordkeeper may allow. The request shall be made at least thirty (30) days prior to the desired withdrawal date, or such lesser period as the Plan recordkeeper, in its discretion, may allow. The completed withdrawal application record shall be forwarded to the Plan Administrator for review and a decision as to approval or denial. The withdrawal shall be disbursed as soon as practicable after the withdrawal request has been approved. No withdrawal shall be permitted under this Section
7.02 for less than $500.

      The Participant shall provide such further information in support of the withdrawal request as the Plan recordkeeper or the Plan Administrator may require. The withdrawal request shall be processed in accordance with applicable regulations under Code Section 401(k) and such rules (consistent with those regulations) as either the Plan recordkeeper or the Plan Administrator, or both, may adopt from time to time and apply uniformly to similarly situated Participants.

      (c) Allocating the Withdrawal. A hardship withdrawal, if approved, shall be taken from the requesting Participant's Accounts in the following order of priority:

            (i)   First, from the After-Tax Contribution Account;

            (ii) Second, if needed, from the Salary Reduction Contribution Account;

            (iii) Third, if needed, from the Profit Sharing Contribution
                  Account;

            (iv)  Fourth, if needed, from the Matching Contribution Account;

            (v) Fifth, if needed, from any separate account representing qualified nonelective Employer contributions made on behalf of the Participant in accordance with Section 3.06(b);

            (vi)  Sixth, if needed, from the Transfer Account; and

            (vii) Finally, if needed, from the Rollover Account.

      Withdrawals must be exhausted from all Accounts which have earlier priority before taking any amount in withdrawal from the Account next in priority. Withdrawals may be taken only from the vested portion of an Account. Earnings may not be withdrawn from the Participant's Salary Reduction Contribution Account. Earnings shall be withdrawn from the After-Tax Contribution Account in the same manner as applies to that Account under Section 7.01(b) above.

      (d) Financial Hardship. For purposes of this Section, "financial hardship" means immediate and heavy financial need occurring in the Participant's personal affairs which cannot reasonably be satisfied from other resources available to the Participant. Such hardship shall be determined by the Plan Administrator from appropriate evidence furnished by the Participant and in accordance with applicable regulations under Code Section 401(k).

      Unless the Plan Administrator decides, from time to time, to determine financial need on the basis of all relevant facts and circumstances, a Participant's financial need shall be deemed sufficiently immediate and heavy to justify a hardship withdrawal under this Section only with respect to:

            (i) expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income or other applicable dollar limit for deductibility thereunder);

            (ii) costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

            (iii) payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education for the Participant, his spouse, children or dependents (as defined in Code Section 152 and without regard to Sections 152(b)(1), (b)(2) and
      (d)(1)(B) of that statute);

            (iv) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on that residence;

            (v) payments for burial or funeral expenses for the Participant's deceased parent, spouse, children or dependents (as defined in Code
      Section 152 and without regard to Section 152(d)(i)(B) of that statute);

            (vi) expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income or other applicable dollar limit for deductibility thereunder);

            (vii) emergency or restorative expenses incurred by the Participant directly as a result of a disaster that has been recognized by the President of the United States in an emergency or disaster declaration; provided that the Participant applies for the withdrawal within a reasonable time (not to exceed 6 months, unless good cause for later application is shown) after the President's declaration; or

            (viii) any other circumstances determined by the Internal Revenue Service to constitute immediate and heavy financial need for this purpose.

      In addition, the Participant must demonstrate to the satisfaction of the Plan Administrator that the amount of the requested withdrawal does not exceed the amount required to relieve such immediate and heavy financial need, considering also the extent to which such need may be satisfied from other resources reasonably available to the Participant, including assets of his spouse and minor children to the extent reasonably available to him. The amount of a hardship withdrawal may be increased, at the Participant's request, by the estimated amount of income taxes and related penalties the Participant may owe on the amount being withdrawn.

      Other reasonably available resources shall be deemed insufficient, so as to justify the hardship withdrawal, if:

            (i) the Participant first has obtained, or simultaneously with the withdrawal will obtain, all nonhardship distributions and all nontaxable loans currently available under all qualified plans maintained by the Employers;

            (ii) the Participant's right to make elective and employee contributions under this Plan and all other qualified Plans maintained by any Employer shall be suspended for the six (6) consecutive months following his or her receipt of the hardship withdrawal; and

            (iii) the maximum amount of elective contributions (taking into account all qualified plans of an Employer) to be made on behalf of the Participant for his or her taxable year following the taxable year in which he or she receives the hardship withdrawal shall not exceed (A) the dollar limit in effect under Code 402(g), reduced by (B) his or her salary reduction contributions for the taxable year in which he or she received the hardship withdrawal.

      Hardship withdrawals which are subject to the preceding sentence shall not be allowed unless the other plans referred to in points (i) through (iii) of that sentence contain substantially similar provisions. For purposes of point
(i) next above, any Participant who has a loan outstanding from this Plan will be deemed to have already obtained all available loans from this Plan unless the Participant has the financial resources to refinance that loan in lieu of all or part of the requested hardship withdrawal.

      However, if the Plan Administrator elects instead to make an independent determination as to the sufficiency of the Participant's resources, then for that purpose the Plan Administrator may place reasonable reliance on the Participant's written representations to the effect that such need cannot be relieved:

            (i) through reimbursement or compensation by insurance or otherwise;

            (ii) by reasonable liquidation of the Participant's assets to a degree which would not itself cause immediate and heavy financial need;

            (iii) by cessation of elective or Participant contributions under the Plan; or

            (iv) by other distributions or loans from plans maintained by any present or former employer of the Participant, or by borrowing from commercial sources on reasonable commercial terms.

            Section 7.03 Loans to Participants.

      The Plan Administrator, upon proper written request by an eligible borrower, shall direct the Trustee to make a loan from the vested portion of the accounts of the Participant in accordance with this Section. Eligibility for and the rules with respect to loans shall, in the discretion of the Plan Administrator, be uniformly applied to all similarly situated loan applicants and this loan program shall not operate to discriminate in favor of Highly Compensated Employees, officers or shareholders of an Employer. Eligible borrowers shall include any participating Employee and any alternate payee (under a Qualified Domestic Relations Order) with an Account under the Plan. Any Participant who is a former Employee, any surviving Beneficiary, or any other person entitled to benefits under the Plan shall not be eligible to receive a loan on or after the effective date of this Plan restatement unless such person is then an "interested party" with respect to the Plan, as defined in Section 3(14) of ERISA. The Plan Administrator may direct that loan requests from time to time be made directly to the Plan recordkeeper or Trustee, which may then administer this loan program instead of the Plan Administrator for such periods as the Plan Administrator allows. The loan request may be verbal, written or electronic, as the loan program administrator may allow from time to time.

      Loans shall be available to eligible borrowers on the following terms:

      (a) Amount. The initial principal amount of any loan may not be less than $500. The maximum principal amount of all loans outstanding to any one borrower shall not exceed 50% of the balance of the vested portion of the Participant's accounts or $50,000, whichever is less. For purposes of this paragraph (a), the $50,000 maximum figure shall be reduced by the excess, if any, of the highest outstanding balance of loans from the Participant's Accounts during the one-year period ending on the day before the date on which such loan is made over the outstanding balance of loans from the Participant's Accounts on the date on which such loan is made.

      (b) Source. Loans shall be taken from the Participant's Accounts in the same order of priority set forth for withdrawals in Section 7.02(c). Loans shall be taken pro rata from all investment funds in which the Participant's Accounts from which the loan is made are invested.

      (c) Maturity. The term of the loan may not exceed five years, unless the loan principal is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Participant. The term of such residential purchase loans may not exceed ten years.

      (d) Interest. Loans shall have a fixed rate of interest. The interest rate shall be set as of the last day of each calendar quarter by the Plan Administrator for loans to be made in the next following calendar quarter, and shall equal the prime rate then charged (as of the quarter-end date on which the rate is to be set) by a large domestic money center bank (which may be the Company's principal commercial bank) selected by the Plan Administrator, plus one percentage point (1%).

      (e) Payroll Withholding. The Plan Administrator shall have the authority to require that the loan be repaid by payroll withholding over its term and, as a condition precedent to approval of the loan, require the borrower to irrevocably authorize payroll withholding to accomplish the same. Borrowers not on an Employer's payroll must make their loan repayments monthly by certified check, payable as directed by the Plan Administrator, unless direct payment from the borrower's bank account is arranged as provided in paragraph (f) below.

      The Plan Administrator, in its discretion, may suspend an employee's obligation to repay a Plan loan for any period during the employee's uniformed service, regardless of whether such service is qualified under USERRRA; provided, however, that such loan must still be repaid within the maximum period of maturity allowed under the Plan and applicable law for loans of that type.

      (f) Security. The loan shall be secured by the vested interest in the Participant's Accounts to the extent of the principal amount of the loan plus accrued interest. However, not more than 50% of the vested portion of the Participant's Accounts may be used as security for all loans from the Participant's Accounts. The Plan Administrator may request such other or further security as it shall deem necessary and prudent from time to time in order to protect the Plan from risk of loss of principal or income if a default were to occur. With respect to loans made to eligible Beneficiaries, and loans to Participants who are no longer on the Employer's payroll, the Plan Administrator shall have the authority to require and arrange that the loan be repaid by direct deposit to the Trustee from a checking account of the borrower. If such payroll withholding or direct deposit arrangements ceased or cannot be arranged, the Plan Administrator may reserve the right to deny the loan request or accelerate and call the existing loan due in order to avoid the risk of loss to the Plan.

      (g) Offset. If the nonforfeitable portion of a Participant's Accounts is to be distributed as a benefit prior to the repayment of all principal and accrued interest due on any Plan loan from the Participant's Accounts, the outstanding balance due on the loan (unless then repaid to the Plan) shall be offset against that benefit distribution. That offset will count as part of the distribution for purposes of calculating any income tax withholding by the Plan.

      (h) Note and Terms. All loans shall be bona fide and evidenced by a note containing such additional terms and conditions, consistent with this Section, as the Plan Administrator shall require. Payments shall be scheduled to be made no less frequently than quarterly. Any refinancing shall be made at the interest rate in effect for new loans at the time the refinancing takes place.

      (i) Number Outstanding. A Participant shall be permitted no more than one outstanding loan at any time, but this limitation shall not prohibit such refinancing and adjustment of the terms and conditions of any Participant's loan as the Plan Administrator, within the other limitations of this Section, may allow. Once the Company's payroll system is modified during the 2009 calendar year to accommodate a second loan, the Company shall notify the Plan Administrator and the Plan Administrator will designate (with notice to Participants) a prospective effective date for allowing any Participant to have no more than two loans outstanding at any time.

      (j) Default. Loans shall provide for a grace period on any delinquent payment until the last day of the first calendar quarter which commences after the loan payment was due. Failure to pay that delinquent payment and accrued interest thereon in full before the grace period expires shall be considered a default. The entire outstanding loan balance (including interest accrued through the last day of the grace period) shall be a deemed distribution upon default and thus shall be reported as taxable income to the borrower for the taxable year in which the default arises. Interest on the loan shall cease to accrue as of the default. The defaulted loan amount shall continue to be treated as a receivable of the borrower's Accounts under the Plan. Such receivable amount shall be deducted from any balance of the Accounts as an offset against benefits only when benefit distributions actually commence to or on behalf of the borrower. If any payment is received by the Plan on a defaulted loan, such payment shall be credited to the borrower's Account (reducing the receivable amount) and separately accounted for as an after-tax contribution. Any loan to a Participant which is outstanding at the time of his or her termination of employment with the Employers shall become immediately due and payable in full as of such termination date.

      All loans shall be treated as a separate investment fund of the affected Participant's Accounts. All payments with respect to loans shall be credited to the Accounts of the Participant from which the loan was made and shall be invested pro rata according to the most recent investment direction for those Accounts.

      Subject to applicable regulations, an outstanding loan may be distributed as part of an affected Participant's benefit distribution as and to the extent that the recipient plan or individual retirement account will accept such loan with the benefit distribution.

            Section 7.04 No Representation Regarding Tax Effect of Withdrawals
                         or Loans.

      Neither any Employer, the Plan Administrator, the Trustee nor any other person shall be considered to have represented or guaranteed the tax effects of any withdrawals or loans in accordance with this Article. It shall be the responsibility of the Participants or other applicants requesting withdrawals or loans to identify and consider the tax effects of such withdrawals or loans.

            Section 7.05 Deductions from Accounts and Investment Funds.

      All loans and withdrawals made under this Article VII shall be deducted from each of the investment funds in which the Account is invested from which the loan or withdrawal is being made in the proportion that the amount of the account invested in that particular investment fund bears to the entire Account balance.

                       ARTICLE VIII.--PLAN ADMINISTRATION

            Section 8.01 Committee.

      The Plan shall be administered by a committee consisting of such officers, employees or directors of the Company as are appointed from time to time by the Board of Directors of the Company or that Board's delegated agent for that purpose. That committee shall serve as the Plan Administrator and the "named fiduciary" of the Plan for purposes of ERISA. That committee shall not also serve as Trustee, nor shall any person serve the Plan simultaneously as a member of that committee and as Trustee. Committee members may be reimbursed for reasonable expenses incurred in serving on that committee, but no committee member who is on the Company's payroll as a full-time employee may be compensated for service on the committee.

      The committee shall act by majority vote of its members, or by unanimous consent from time to time if the committee has only two members. The committee may adopt such rules and procedures governing its conduct and decision-making process as it deems appropriate, and may authorize one or more members to sign documents, issue communications and take other actions on its behalf.

            Section 8.02 Plan Administrator's Powers.

      The Plan Administrator shall have such powers, to exercise in its sole discretion, as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers, rights and duties:

      (a) Interpretation of Plan and Trust. The Plan Administrator shall have the power, right and duty to construe and interpret the Plan and Trust provisions and to determine all questions arising under the Plan, including questions of Plan participation, eligibility for Plan benefits, and the rights of employees, Participants, Beneficiaries and other persons to benefits under the Plan and to determine the amount, manner and time of payment of any benefits hereunder.

      (b) Plan Procedures. The Plan Administrator shall have the power, right and duty to adopt procedures, rules, regulations and forms to be followed by employees, Participants, Beneficiaries and other persons or to be otherwise utilized in the efficient administration of the Plan and Trust. In the interest of administrative efficiency and convenience for recipients, any written notices, disclosures, forms and elections called for on behalf of the Plan or its Participants and Beneficiaries may be issued, distributed and made electronically by such methods, and with such safeguards, as the Plan Administrator deems reasonable and adequate for the purpose, provided that hard copy writings shall be used: (i) to confirm electronic transactions; (ii) to document and record administrative matters; and (iii) to reach persons who lack reasonable access to, or facility with, such electronic communication.

      (c) Benefit Determination. The Plan Administrator shall have the power, right and duty to make determinations as to the rights of employees, Participants, Beneficiaries and other persons to benefits under the Plan and to afford any person dissatisfied with such determination the right to challenge such determination pursuant to a claims procedure adopted by the Plan Administrator in accordance with Section 8.04 and ERISA standards.

      (d) Enforcement of The Plan. The Plan Administrator shall have the power, right and duty to enforce the Plan in accordance with the terms of the Plan and the Trust and to enforce its procedures, rules or regulations.

      (e) Trust Distributions. The Plan Administrator shall have the power, right and duty to direct the Trustee to make, or to direct investment managers and insurance institutions regarding, distributions or payments from Trust assets in accordance with the Plan.

      (f) Maintenance of Plan Records. The Plan Administrator shall be responsible for preparing and maintaining records necessary to determine the rights and benefits of employees, Participants and Beneficiaries or other persons under the Plan and the Trust and shall be entitled to request and receive from any Employer such information as may be necessary in preparing such records or in the proper administration of the Plan.

      (g) Reporting and Disclosure. The Plan Administrator shall have the power, right and duty to prepare and distribute, in such manner as it deems appropriate, and to prepare and file with appropriate government agencies, information, disclosures, descriptions and reporting documents regarding the Plan. In the preparation of such reports the Plan Administrator is entitled to rely upon information supplied to it by the Employers, by the Employers' accountants, the Employers' legal counsel, the Employers' actuaries, the investment managers and any insurance institutions serving the Plan.

      (h) Allocation of Duties. The Plan Administrator shall be empowered to allocate fiduciary responsibilities and shall have the right to employ reputable agents (who may also be employees of the Employers) and to delegate to them any of the administrative duties imposed upon the Plan Administrator; provided that such delegation is in writing.

      (i) Reporting to the Company. The Plan Administrator shall furnish the Company, upon reasonable request, with such annual or other reports as the Company deems necessary regarding the administration of the Plan.

      (j) Self-Corrections. The Plan Administrator shall have discretionary authority to design and implement minor self-corrections of certain operational defects discovered from time to time. Such self-corrections shall be subject to the following guidelines:

            (i) to the extent that the self-correction program under the Employee Plan Compliance Resolution System set forth in IRS Revenue Procedure 2006-22, as amended ("EPCRS"), applies, any self-correction shall be consistent with general EPCRS guidelines and correction methods approved thereunder, as well as the further provisions of this Section 8.02(j);

            (ii) self-correction shall be non-discriminatory within the meaning of Code Section 401(a) (4);

            (iii) self-correction shall not be inconsistent with any other statutory or regulatory guidance to the extent such guidance clearly applies;

            (iv) self-correction shall be complete as far as practicable, but corrections where the principal amount involved is determined by the Plan Administrator to be deminimis, or where the cost and burden of correction would exceed the value of the correction, need not be made;

            (v) whenever possible without violating applicable legal limits, mistaken Company contributions or related allocations shall remain in the Plan and, to the extent that not correcting such mistakes would increase benefits without exceeding legal limits then leaving the mistake uncorrected or recharacterizing the contributions as additional discretionary contributions, so as to minimize adjustments to allocations already made, shall be permissible; provided, however, that the Company shall make whole any participant who, for any Plan year, receives less than the proper allocation as a result of other participants receiving an uncorrected excess, so long as such under-allocation exceeds the applicable EPCRS deminimis standard and the cost of processing and delivering the corrected contribution does not exceed the participant's make-whole amount; and

            (vi) records of corrections and correction determinations made under this Section 8.02(j) shall be maintained by the Plan Administrator for so long as deemed necessary.

      The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, nor to change or add to any benefits provided by the Plan, nor to waive or fail to apply any requirements of eligibility for benefits under the Plan, except as expressly provided by appropriate delegation of any such powers by the Company.

            Section 8.03 Uniform Application of Rules.

      The Plan Administrator will apply all rules, regulations, procedures and decisions uniformly and consistently to all persons similarly situated. Any ruling, regulation, procedure or decision of the Plan Administrator which is not inconsistent with the provisions of the Plan or the Trust shall be conclusive and binding upon all persons affected by it. There shall be no appeal from any ruling by the Plan Administrator which is within its authority, except as provided in Section 8.04 below. When making a determination or a calculation, the Plan Administrator shall be entitled to rely on information supplied by the Employers, Trustee, investment managers, insurance institutions, accountants and other professionals, including legal counsel for the Company.

            Section 8.04 Claims Procedure

      (a) Claims. If a claim for benefits by a Participant, any Beneficiary or other interested person (the "applicant") is denied, the Plan Administrator shall furnish the applicant within 90 days after receipt of such claim (or within 180 days after receipt if special circumstances require an extension of time) a written notice which specifies the reason for the denial, refers to the pertinent provisions of the Plan on which the denial is based, describes any additional material or information necessary for properly completing the claim and explains why such material or information is necessary, explains the claim review and appeal procedures of this Section 8.04, and includes a statement that the failure of the applicant to appeal the Plan Administrator's determination to the Plan Administrator in writing within 60 days after receiving it shall render the Plan Administrator's last determination final, binding and conclusive.

      (b) Appeals. If the applicant should appeal to the Plan Administrator, the applicant or his duly authorized representative must submit in writing all issues, facts, evidence and comments he/she, or his/her duly authorized representative, feels are pertinent. Such written materials on appeal must be received by the Plan Administrator within 60 days after the determination being appealed from was received by the applicant. The applicant, or his or her duly authorized representative, may review pertinent Plan documents and records in order to prepare an appeal. The Plan Administrator shall reexamine all facts, materials and issues related to the appeal and may consult with counsel regarding the appeal. The Plan Administrator shall then make a final determination as to whether the prior determination is justified under the circumstances.

      The Plan Administrator shall advise the applicant of its decision within sixty (60) days of receiving the applicant's complete written appeal, unless special circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit impractical. However, in no event shall the Plan Administrator render a decision on appeal later than one hundred twenty (120) days after its receipt of the complete appeal materials from the applicant.

            Section 8.05 Indemnity.

      To the extent permitted by applicable law and to the extent that they are not indemnified or saved harmless under any liability insurance contracts, any present or former Plan Administrator, Trustee (if an employee, officer or director of any Employer), and any other officers, directors or employees of the Employers or their subsidiaries or affiliates, if any, and each of them, shall be indemnified and saved harmless by the Company from and against any and all liabilities or allegations of liability to which they may be subjected by reason of any act done or omitted to be done in good faith in the operation of the Plan, including all expenses reasonably incurred in their defense in the event that the Company fails to provide such defense after having been requested in writing to do so.

               ARTICLE IX.--AMENDMENT, TERMINATION OR PLAN MERGER

            Section 9.01 Amendment.

      The Company shall have the right at any time to amend any or all of the provisions of this Plan, in whole or in part, by written instrument adopted by its Board of Directors or that Board's designee, except as expressly set forth below:

      (a) No Reversionary Amendments. Except as expressly provided in Section
10.13 below, no amendment may result in, authorize or permit any part of the trust fund, the income from the trust fund or any Plan assets to be distributed to or for the benefit of anyone other than the participating Employees or former employees of the Employers and any other persons specifically entitled to benefits under the Plan.

      (b) No Benefit Reductions. No amendment may be adopted which will reduce any Participant's interest in his or her Accounts to an extent less than the interest that the Participant would have been entitled to if he or she had resigned from the employ of the Employers immediately prior to the date of such amendment.

      (c) No Increase in Plan Administrator Duties. No amendment may materially increase the duties of the Plan Administrator without its consent.

            Section 9.02 Plan Termination.

      The Plan will terminate as to all Employers as of any prospective date specified by the Company. Complete termination of the Plan must be authorized by action of the Company's Board of Directors. Upon a complete termination of the Plan, all Participants will become 100% vested in all their Accounts and the Plan Administrator will proceed to wind up the Plan and distribute all Participant Accounts with reasonable promptness after Internal Revenue Service approval of the Plan as tax-qualified through its termination. Upon a partial termination of the Plan (within the meaning of Section 411(d)(3) of the Code), all affected Participants will become 100% vested in all their Accounts but the Plan will continue to operate and only to the extent the partial termination constitutes a distributable event under Article V will any benefit payments be triggered to affected Participants as a result of that partial Plan termination.

      The Plan will terminate as to any single Employer on the first of the following dates:

      (a) Termination by the Employer. Any date that the Plan is terminated by the Employer, provided that advance written notice of such termination shall be given to the Company, the Plan Administrator and the Trustee.

      (b) Insolvency. Any date the Employer is judicially declared bankrupt or insolvent.

      (c) Discontinuance of Contributions. Any date the Employer completely discontinues its contributions under the Plan.

      (d) Changes in the Employer. Any date the Employer is dissolved, merged, consolidated or reorganized, or the date on which the assets of the Employer are completely or substantially sold, unless arrangements have been made whereby the Plan will be continued by a successor to the Employer or purchaser of its assets under
Section 9.03.

            Section 9.03 Continuation by a Successor or Purchaser.

      Notwithstanding Section 9.02(d), the Plan and the Trust shall not terminate as to an Employer in the event of dissolution, merger, consolidation or reorganization of the Employer, or sale by the Employer of its entire assets or substantially all of its assets, if arrangements are made in writing between the Employer and any successor to the Employer or purchaser of all or substantially all of its assets whereby such successor or purchaser shall be substituted for the Employer under the Plan.

            Section 9.04 Plan Merger or Consolidation.

      The Company may cause the Plan or the Trust, or both, to be merged or consolidated with, or may transfer the assets or liabilities under the Plan to, any other qualified plan or from any other qualified plan, provided that the documents and other arrangements regarding such merger, consolidation or transfer provide safeguards which would cause each Participant in the Plan, if the Plan terminated, to receive a benefit in the event of a Plan termination immediately after such merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive if the Plan had terminated immediately prior to such merger, consolidation or transfer.

                      ARTICLE X.--MISCELLANEOUS PROVISIONS

            Section 10.01 No Employment Guarantee.

      Neither the establishment of the Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits shall be construed as giving to any Participant or other person any legal or equitable right against any Employer, the Plan Administrator or the Trustee. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby. The maintenance of this Plan shall not constitute a contract of employment and participation in the Plan will not give any Participant a right to be retained in the employ of the Employers.

            Section 10.02 Nonalienation of Plan Benefits.

      The rights or interests of any Participant or any Participant's Beneficiaries to any benefits or future payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or Beneficiary, nor shall any such Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or rights which he may expect to receive, contingently or otherwise, under this Plan except as may be required by the tax withholding provisions of the Code or of a state's income tax act or pursuant to a Qualified Domestic Relations Order.

            Section 10.03 Applicable Law.

      The Plan and the Trust shall be construed in accordance with the provisions of ERISA and other applicable federal laws. To the extent not inconsistent with such laws, the Plan and Trust shall be construed in accordance with the laws of the State of Illinois.

            Section 10.04 Participant Litigation.

      In any action or proceeding regarding the Plan assets or any property constituting a portion or all thereof or regarding the administration of the Plan, employees or former employees of the Employers or their Beneficiaries or any other persons having or claiming to have an interest in this Plan shall not be necessary parties and shall not be entitled to any notice or process. Any final judgment which is not appealed or appealable and may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto and all persons having or claiming to have any interest in this Plan. To the extent permitted by law, if a legal action is begun against the Employers, the Plan Administrator or the Trustee by or on behalf of any person and such action results adversely to such person, or if a legal action arises because of conflicting claims to a Participant's or other person's benefits, the costs to the Employers, the Plan Administrator or the Trustee of defending the action will be charged to the sums, if any, which were involved in the action or were payable to the Participant or other person concerned. To the extent permitted by applicable law, acceptance of participation in this Plan shall constitute a release of the Employers, the Plan Administrator and the Trustee and their agents from any and all liability and obligation not involving willful misconduct or gross neglect.

            Section 10.05 Participant and Beneficiary Duties.

      Persons entitled to benefits under the Plan shall file with the Trustee from time to time such person's post office address and each change of post office address. Each such person entitled to benefits under the Plan also shall furnish the Plan Administrator with all appropriate documents, evidence, data or information which the Plan Administrator considers necessary or desirable in administering the Plan. Any document will be properly filed with the Plan Administrator if it is delivered or mailed by registered mail postage prepaid to the Plan Administrator in care of the Company.

            Section 10.06 Individual Account Statements.

      The Plan Administrator will deliver to each Participant an account balance statement on a quarterly basis.

            Section 10.07 Gender and Number.

      Words denoting the masculine gender shall include the feminine and neuter genders and the singular shall include the plural and the plural shall include the singular wherever required by the context.

            Section 10.08 Adequacy of Evidence.

      Evidence which is required of anyone under the Plan shall be executed or presented by proper individuals or parties and may be in the form of certificates, affidavits, documents or other information which the Plan Administrator, the Trustee, the Employers or any other person acting on such evidence considers pertinent and reliable.

            Section 10.09 Notice to Participants and Beneficiaries.

      A notice mailed to a Participant or Beneficiary at his last address filed with the Plan Administrator in care of the Company will be binding on the Participant or Beneficiary for all purposes of the Plan.

            Section 10.10 Waiver of Notice.

      Any notice under the Plan may be waived by the person entitled to notice.

            Section 10.11 Successors.

      The Plan and the Trust will be binding on all persons entitled to benefits hereunder and their respective heirs and legal representatives, and on the Plan Administrator and the Trustee and their successors.

            Section 10.12 Severability.

      If any provision of the Plan shall be held illegal or invalid for any reason, such illegal or invalid provision shall not affect the remaining provisions of the Plan and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

            Section 10.13 Nonreversion.

      The Employers have no right, title or interest in the assets of the Plan or in the trust fund and no portion of the trust fund or the assets of the Plan or interest thereon shall at any time revert or be repaid to the Employers. However, notwithstanding the preceding sentence, the following Employer contributions or Participant contributions may be returned to the Employers or the Participant, as the case may be:

      (a) Limitation Reversions. The Employer contributions which cannot be credited to a Participant's account because of the limitations of Article III may be returned to the respective Employer.

      (b) Mistake of Fact Reversions. Employer contributions and Participant contributions which are made as a result of a mistake of fact may be returned to the Employer or the Participant making those contributions, provided that Employer contributions may only be repaid under this subsection within 12 months after the date the error is discovered by the Company.

      (c) Adverse Determination Reversions. All Employer contributions are conditioned upon (i) qualification of the Plan and the Trust and (ii) being fully deductible. Upon failure of either condition, the Employer contributions so affected shall be refunded to the contributing Employer, but not later than one year after the Internal Revenue Service determines that the condition is not met.

            Section 10.14 Qualification of Plan and Trust.

      The Trust and this Plan taken together are intended to qualify under
Section 401 of the Code, and the Trust is intended to qualify for tax exemption under Section 501(a) of the Code, or under any comparable provisions of any future legislation which may amend or supersede said provisions of the Code. Unless and until advised to the contrary the Plan Administrator, the Trustee, any investment managers and persons dealing with the Plan Administrator, the Trustee and any investment managers shall be entitled to assume that the Plan and the Trust are so qualified and tax exempt.

                        ARTICLE XI.--TOP-HEAVY-PLAN RULES

            Section 11.01 Top-Heavy Plan.

      The Plan will be considered a "top-heavy Plan" for any Plan Year if as of the last day of the preceding Plan Year (but the last day of the initial Plan Year in the case of that Year) (the "determination date") the sum of (i) the aggregate of the Accounts of all Key Employees under the Plan and all other defined contribution plans in an aggregation group of plans as described in
Section 11.02 below, and (ii) the present value of the aggregate cumulative accrued benefits for Key Employees under all defined benefit plans in an aggregation group of plans, exceeds sixty percent (60%) of such sum determined for all participants under all such plans, excluding participants who are former Key Employees. There shall be included in the determination of a Participant's accounts and accrued benefit under such plans any amounts distributed to the Participant during the preceding five year period. Notwithstanding the foregoing, if any individual has not received any compensation from the Employer (other than benefits under the Plan) at any time during the five-year period ending on the determination date, any account of such individual (and the accrued benefit for such individual) shall not be included for purposes of this Section. Furthermore, a rollover contribution initiated by a Participant and made to any plan in an aggregation group of plans shall not be taken into account for purposes of determining whether the plan is a top-heavy plan.

            Section 11.02 Aggregation Groups.

      All Employer plans in a required aggregation group of plans shall be considered to be top-heavy plans if either the required or permissive aggregation group of plans is determined to be top-heavy under Section 11.01 above. If the required or permissive aggregation group of plans is not a top-heavy group, no Employer plans in the group shall be considered to be top-heavy plans. A "required aggregation group of plans" shall include each Employer plan in which a Key Employee participates and any other Employer plan which enables any plan in which a Key Employee participates to meet the coverage and nondiscrimination requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code. A "permissive aggregation group of plans" shall include all plans in the required aggregation group plus any other Employer plans which satisfy the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code when considered together with the required aggregation group of plans. For purposes of determining aggregation groups, any Employer plans that terminated effective as of a date that is within five years prior to the determination date shall be included, along with all Employer plans in effect on the determination date, so that distributions from such terminated plans may be counted for purposes of the sixty percent (60%) calculation in
Section 11.01 above.

            Section 11.03 Vesting.

For any Plan Year for which the Plan is considered to be a top-heavy plan, the following vesting schedule shall replace any less generous vesting schedule then in effect under Section 5.04:

            Completed Years of
            Service to the
            Participant's Credit            Vested Percentage
            --------------------            -----------------
            Less than 2                            0%
            2                                      20%
            3                                      40%
            4                                      60%
            5                                      80%
            6 or more                             100%

            Section 11.04 Minimum Contribution.

      For any Plan Year for which the Plan is considered to be a top-heavy plan, the following required minimum contribution rule will apply. The aggregate Employer contributions allocated to the Accounts of any and all Participants who are not Key Employees for that Plan Year shall equal at least the lesser of (i) three percent (3%) of such Participant's Testing Earnings or (ii) the largest aggregate Employer contributions (expressed as a percentage of Testing Earnings) allocated to the Accounts of any Participant who is a Key Employee for that Plan Year. The minimum contribution required under this Section shall be made and allocated regardless of whether the Participant has met any other Plan conditions for eligibility to share in such contributions for that Plan Year. Any extra contribution required under this Section for any Participant, beyond the Employer contributions (including profit sharing, salary reduction and matching contributions) already made on his or her behalf for the Plan Year, shall be made as additional profit sharing contributions and allocated as of the last day of the Plan Year for which the contribution is made. This Section shall be administered to comply with the minimum requirements of Code Section 416(c)(2) and regulations thereunder.

                            ARTICLE XII.--DEFINITIONS

      Where the following words and phrases appear in this Plan they will have the meanings respectively set forth in this Article, unless the context clearly indicates to the contrary.

            Section 12.01 Account(s).

      The bookkeeping account or accounts established and maintained pursuant to
Article IV to record and reflect the interests of each respective Participant (and persons claiming under or through a Participant) in contribution allocations, investment experience and benefits under this Plan.

            Section 12.02 Annual Additions.

      With respect to any Plan Year, the total of the contributions and any forfeitures that become allocated to a Participant's Accounts for that year, excluding investment experience and rollover or transfer contributions. Annual Additions are used to apply annual limits on a Participant's allocations in accordance with Code Section 415(c) and Section 3.07 of the Plan. The inclusion of forfeitures among Annual Additions in this definition is intended to comply with the statutory definition in Code Section 415(c), but shall not be construed to require any different allocation or treatment of forfeitures under the Plan than is authorized by Sections 4.07(d) and 5.04(c) above.

            Section 12.03 Beneficiary.

      Any legal or natural person or persons designated by a Participant, or otherwise authorized under Articles V or VI, to receive any benefit that is payable under this Plan upon or after the Participant's death.

            Section 12.04 Board of Directors.

      The Board of Directors of the Company.

            Section 12.05 Break in Service Years.

      Any Plan Year in which the Employee completes fewer than 501 Hours of Service.

            Section 12.06 Code.

      The Internal Revenue Code of 1986, as amended from time to time.

            Section 12.07 Company.

      Playboy Enterprises, Inc., and any successor or assign which adopts, and continues the sponsorship of, the Plan either by action of its board of directors or by contractual undertaking. As Plan sponsor, the Company alone may amend or terminate the Plan and appoint Plan fiduciaries as provided in the Plan.

            Section 12.08 Compensation.

      Compensation is defined differently for different purposes under this Plan. "Eligible Earnings" is used as the measure of compensation for calculating Salary Reduction Contributions and allocating Matching Contributions made under Sections 3.02 and 3.03, respectively. "Profit

Sharing Earnings" is the measure of compensation used for allocating Profit Sharing Contributions and forfeitures under Section 4.07. "Testing Earnings" is the measure of compensation for purposes of applying the ADP and ACP tests, measuring top heavy contributions, and applying the limit on Annual Additions under Article III.

      Notwithstanding any other provisions of the Plan to the contrary the annual compensation taken into account under the Plan for any and all purposes for any Plan Year or other limitation year beginning on or after the Effective Date of this Plan restatement shall not exceed the $150,000 (indexed) limit in effect from year to year under Code Section 401(a)(17), as amended or indexed from time to time, and as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d), and any Amounts in excess of that applicable annual limit shall be disregarded for all purposes under the Plan. That Code Section 401(a)(7) annual compensation limit (the "$150,000 (indexed) limit") is $230,000 for the year 2008, and will increase to $245,000 for the year 2009.

      For purposes of applying this $150,000 (indexed) limit on annual compensation covered under the Plan, the annual compensation of any Participant taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. That limit as of January 1, 1994 was $150,000 and it is subject to adjustment by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is twelve (12). Any reference in this Plan to the Code Section 401(a)(17) limitation shall mean the OBRA `93 annual compensation limit set forth above.

            Section 12.09 Disability.

      A condition caused by bodily injury or disease which prevents the Participant form engaging in the occupation in which the Participant had been engaged, as determined exclusively in accordance with the standards for benefit eligibility under the Company's long-term disability plan as then in effect. For this purpose, any determination of the Participant's being (or not being) disabled for purposes of the Company's long-term disability plan shall be conclusive evidence of the Participant's disability (or lack thereof) for purposes of this Plan.

            Section 12.10 Early Retirement Age.

      With respect to a Participant, the date on which the Participant first satisfies both age and service conditions for early retirement under the Plan. Those conditions are the attainment of age fifty-five (55) and having not less than five (5) completed Years of Service to his or her credit.

            Section 12.11 Effective Date.

      The date as of which this restated Plan document takes effect, which is January 1, 2008.

            Section 12.12 Eligible Earnings.

      The earnings paid by the Employers to or on behalf of the Participant for the Plan Year for personal services as an Employee, including salary and or wages, sick pay, bonuses, commissions, incentives and overtime pay, as well as any pre-tax salary deferrals elected by or made on behalf of the Participant to this Plan, to any cafeteria plan under Code Section 125, to any nonqualified deferred compensation plan maintained by any Employer, or to any other benefit or fringe benefit plan or program maintained by any Employer. Eligible Earnings also shall include pre-tax salary deferrals which are elected under a qualified transportation fringe benefit plan and consequently are not includible in the Employee's gross income by reason of Code Section 132(f)(4).

      The following items shall be excluded:

            (i) Tips;

            (ii) Noncash remuneration, including amounts (other than pre-tax salary deferrals described as included above) contributed by any Employer on behalf of the Participant under this Plan or any other retirement or benefit plan maintained by any Employer;

            (iii) Reimbursements for travel expenses, moving expenses, automobile allowances, meal allowances, relocation allowances, educational assistance and other special allowances and awards;

            (iv) Imputed income attributable to group term life insurance;

            (v) Employer gross-up payments intended to cover all or a portion of a Participant's income tax liability anticipated for various types of special income, such as disqualifying dispositions under a stock purchase plan, employee awards, and other irregular taxable events or items;

            (vi) Compensation payable for military service and for disabled Participants as described in Treasury Regulation Section 1.415(c)-2(e)(4);

            (vii) Any compensation payable to the Participant, or to any governmental body or agency on account of the Participant, under the term of any state, federal or foreign law requiring the payment of such compensation because of the Participant's voluntary or involuntary termination of employment with the Employers;

            (viii) Any compensation payable in other than Untied States source income (as determined under Code Section 861 and any applicable treaty between the United States and a foreign country), except that any such compensation payable from an Employer's domestic United States payroll with respect to a Participant's foreign service rendered on or after September 1, 2007 shall be included as Eligible Earnings to the extent it qualifies as a type of compensation otherwise includable as described above; and

            (ix) Any benefits distributed to the Participant during the Plan Year pursuant to any nonqualified deferred compensation plan, program, contract or arrangement.

      Notwithstanding anything in the Plan to the contrary, effective for Plan Years commencing on or after January 1, 2008, Eligible Earnings shall include payments made to an Employee following his severance from employment (as defined in Section 401(k)(2)(B)(i)(l) of the Code) only if they constitute regular pay that satisfies Treas. Reg. ss. 1.415(c)-2(e)(3)(ii) or unused vacation time that satisfies Treas. Reg. ss. 1.415(c)-2(e)(3)(iii); and shall not include any amounts that are not permitted to be taken into account under Treas. Regs. ss. 1.401(k)-1(e)(8) and ss.1.415(c)-2(e).

            Section 12.13 Eligible Employee.

      Any Employee of an Employer that has adopted this Plan, except as follows:

            (i) An Employee who is a member of a bargaining unit whose employment is governed by a collective bargaining agreement between the Employee's bargaining representative and an Employer, and for whose bargaining unit retirement benefits were a subject of good faith bargaining, shall not be an Eligible Employee unless (A) such agreement specifically provides for the Employee's eligibility to participate in this Plan, or (B) the Employee was a member of the bargaining unit on December 2, 1985 and on or before that date the Employee had satisfied the Plan's age, service and employment conditions for participation;

            (ii) An employee who is employed by an Employer at a location outside the United States and its territories shall be an Eligible Employee on and after September 1, 2007 while on the Employer's United States payroll, but shall not be an Eligible Employee while on a foreign payroll;

            (iii) A Class X Employee (as defined in Section 12.14 below) shall be considered an Eligible Employee only upon completion of a Year of Service;

            (iv) Leased employees (as defined in Section 12.14 below) shall only be considered Eligible Employees to the extent their participation is required in order for the Plan to remain tax-qualified under Code Section 401(a) by complying with Code Section 410(b), but even in that event any leased employee who is covered by a money purchase pension plan maintained by the leasing organization shall not be considered an Employee for purposes of this Plan if:

            A) Leased employees constitute no more than 20% of the total workforce of all Employees, and

            B) Such money purchase pension plan provides for a nonintegrated employer contribution rate of at least 10% of compensation, provides for full and immediate vesting, and provides that all employees of the leasing organization (except those performing substantially all their services for the leasing organization) participate immediately as and to the extent necessary to satisfy the safe harbor in Code Section 414(n)(5);

            (v) A nonresident alien who is not on any domestic United States payroll of any Employer shall not be considered an Employee and shall be excluded from eligibility to participate in this Plan while in such nonresident alien/foreign payroll status unless such individual already was a Participant as of September 30, 1996; and

            (vi) A limited time Employee (Class C) shall be considered an Eligible Employee only upon completion of a Year of Service.

            Section 12.14     Employee.

      Any common law employee of an Employer as well as any leased employee who is required to be treated as an employee for purposes of the Plan according to Code Section 414(n). In addition to leased employees, there are the following classes of Employees: Class A is full-time employees; Class B is part-time employees; Class C is limited time employees; and Class X is a special class of limited-time employees who are hourly-paid and serve as promotional representatives of the Company.

      A "leased employee" means any individual who provides services to an Employer, but not as a common law employee, where such services are provided pursuant to an agreement between the Employer and any other person or organization, the individual has performed such services for the Employer (or for a related person within the meaning of Section 144(a)(3) of the Code) on a substantially full-time basis for at least one year, and such services are performed under the primary direction or control of the Employer (or such related person). Any independent contractor who does not meet this definition shall not be considered an Employee for purposes of this Plan. Any individual who is classified by the Employer on its payroll records as either a leased employee or an independent contractor shall be excluded from eligibility to participate in the Plan except as provided in Section 2.13(iv) and below regardless of his or her age or Hours of Service. If such individual is later found to have been misclassified as a leased employee or independent contractor and is determined instead to be a common law employee of an Employer, this exclusion from participation shall continue to apply retroactively but shall cease, and such individual shall be considered an Employee under the Plan, prospectively from the date of such determination.

            Section 12.15 Employer(s).

      (a) Any corporation that is a member of a controlled group of corporations with the Company, as determined under Code Section 414(b);

      (b) Any trade or business, whether or not incorporated, that is under common control with the Company, as determined under Code Section 414(c);

      (c) Any trade or business that is a member of an affiliated service group of which the Company is also a member, as determined under Code Section 414(m); or

      (d) Any other entity required to be aggregated with the Company under
Section 414(o) of the Code.

      In addition, the Company shall be considered an Employer for purposes of Plan references to all Employers as a group, and any entity affiliated with the Company but not described above shall be included as an Employer if it adopts or assumes the Plan with the knowledge and consent of the Company. Any entity designated as an Employer under this Section shall not be considered an Employer for any period before the date such entity satisfied (or after the date such entity ceased to satisfy) the conditions for Employer status set forth above.

      The Employers maintain the Plan for the benefit of their eligible Employees and may contribute to the Plan; but shall not have any authority or responsibility for Plan design and selection of Plan fiduciaries as does the Company as Plan sponsor.

            Section 12.16 Entry Date.

      Entry Date shall mean the first day on which the Employee has met the eligibility conditions of Section 2.01.

            Section 12.17 ERISA.

      The Employee Retirement Income Security Act of 1974, a federal statute, as amended from time to time.

            Section 12.18 Highly Compensated Employee(s)

      Any Employee who:

            (i) Is a "5-percent owner" of the Employer, as defined in Code
      Section 416(i)(1), at any time during the current or immediately preceding Plan Year; or

            (ii) Received compensation, as defined in Code Section 415(c)(3), from the Employer in excess of $80,000 (as adjusted from time to time under Section 414(q)(1) of the Code) for that immediately preceding Plan Year. Such $80,000 figure has been increased to $105,000 for purposes of determining who is highly compensated for the 2008 Plan Year, and will increase to $110,000 for determinations applicable to the 2009 Plan Year.

      In addition, a former Employee shall be considered a Highly Compensated Employee for purposes of the Plan if the former Employee was a Highly Compensated Employee either when he separated from service with the Employer or at any time after attaining age 55. The determination of who is a Highly Compensated Employee for a particular year will be made in accordance with
Section 414(q) of the Code and the regulations in effect under that statute from time to time.

            Section 12.19 Hours of Service.

      An Employee shall be credited with Hours of Service in accordance with the following rules:

      (a) Hours Credited for Performance of Service. An Hour of Service shall be credited to an Employee for each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or any other Employer for the performance of duties (including periods for which backset is awarded by final judgment of an appropriate court or other appropriate body or for which backset is agreed to by the Employer).

      (b) Hours Credited Without Regard To Performance of Services. In addition to Hours of Service credited under subsection (a) above, an Hour of Service shall be credited to an Employee for each hour for which the Employee is directly or indirectly paid or entitled to payment by the Company or any other Employer for a period during which no duties are required to be performed (including such periods for which backpay is awarded by final judgment of an appropriate court or other appropriate body or for which backpay is agreed to by the Employer); except that no Hours of Service shall be credited for any severance pay or other special compensation (not including accrued vacation pay) received or payable to any former Employee with respect to any period after (or paid in connection with) the termination of his employment with the Company and all other Employers.

      (c) Authorized Leave of Absence. Regardless of the limits of subsection
(b) above, for vesting purposes only Hours of Service shall be credited under this Section 12.19 for the entire period of an Employee's Authorized Leave of Absence from which he timely returns, whether paid or unpaid, as though the Employee were actively at work during such absence. The crediting of all Hours of Service for which an Employee on Authorized Leave of Absence would have been credited had the Employee worked during such Authorized Leave shall apply equally to any absence from work with any Employer by reason of the Employee's pregnancy, birth of a child of the Employee, placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for the child immediately after its birth or placement for adoption (without regard to any 501 hour limit on crediting such maternity or paternity absence under applicable law or regulation), but in the case of such a maternity or paternity absence the deemed Hours of Service shall be credited:

            (i) only in the year in which the absence begins, if the Employee would be prevented from incurring a Break in Service in such year solely because the period of absence is treated as Hours of Service; or

            (ii) in any other case, in the immediately following year.

      (d) Compliance With Final Regulations. In addition to any other hours credited under subsections (a), (b) and (c) above, an Hour of Service shall be credited to an Employee for any additional hour which is required to be credited in accordance with appropriate final regulations of the United States Department of Labor interpreting the minimum participation standards of ERISA. For this purpose the rules for crediting hours of service set forth in Section 2530.200-2 of the Department of Labor regulations are hereby incorporated by reference.

      (e) Period For Which Hours Are Credited. Hours shall be credited for the periods to which such hours pertain rather than the periods during which payment for such hours is made or received, subject to the special rule for allocating hours credited for maternity or paternity absence in accordance with subsection
(c) above.

      (f) Non-duplication of Service. Hours required to be credited for more than one reason under this Section which pertain to the same period of time shall be credited only once.

            Section 12.20 Key Employee.

      Any Employee or former Employee shall be a "key employee" for any Plan Year if during such Plan Year or during any of the four preceding Plan Years the employee is:

            (i) an officer of an Employer having an annual compensation greater than 150 percent of the amount in effect under Section 415(c)(1)(A) of the Code for any such Plan Year, or

            (ii) one of the 10 employees of an Employer having annual compensation from an Employer of more than the limitation in effect under
      Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Employer, or

            (iii) any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all the Employer's stock, or

            (iv) any person having annual compensation in excess of $150,000 who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 1 percent of the outstanding stock of the Employer or stock possessing more than 1 percent of the total combined voting power of all the Employer's stock.

      For purposes of item (i) above, if the number of officers exceeds 50 then only the 50 officers with the highest compensation shall be considered Key Employees, and if the number of officers is less than 50 then the number of officers considered Key Employees shall not exceed the greater of three such officers or 10 percent of all employees. For purposes of items (iii) and (iv) above, Section 318(a)(2)(C) of the Code shall be applied by substituting "5 percent" for the reference to "50 percent" therein and the rules of Section 414(b), (c) and (m) of the Code shall not apply for determining ownership in the Employer. The Beneficiary of a Key Employee shall be considered a Key Employee. For purposes of this Section, references to an individual's annual compensation shall mean the individual's compensation as defined in Section 414(q)(7) of the Code, which consists of compensation as defined in Section 3.07(d) of the Plan but without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) and 403(b).

            Section 12.21 Non-Highly Compensated Employee(s).

      Any Employee whose Entry Date has passed during or prior to the Plan Year in question so that the Employee is eligible to participate in the Plan, regardless of whether the Employee has elected to make salary reduction contributions to the Plan, and who also is not a Highly Compensated Employee for the Plan Year in question.

            Section 12.22 Normal Retirement Age.

      With respect to a Participant, the date on which the Participant attains age 60. A participant who is still employed by an Employer when he or she reaches Normal Retirement Age shall be 100% vested in all his or her Accounts under the Plan as of that date, regardless of his or her Years of Service.

            Section 12.23 Participant.

      Any Employee who has satisfied the requirements for eligibility to participate and reached his or her entry date under Section 2.01. That individual shall remain a Participant in the Plan until no balance is left in his or her Accounts either due to benefit distributions (including transfers and withdrawals) or forfeitures or a combination of the two.

            Section 12.24     Plan.

      The Playboy Enterprises, Inc. Employees Investment Savings Plan, a tax-qualified 401(k) and profit sharing plan, as set forth in this document and as in effect from time to time.

            Section 12.25     Plan Administrator.

      The Committee appointed to administer the Plan in accordance with Article
VIII. That Committee is also the "named fiduciary" of the Plan for purposes of ERISA.

            Section 12.26 Plan Year.

      The calendar year, beginning on January 1 and ending on the next following December 31. The Plan Year is the fiscal year on which the Plan operates and is tested, as well as being the limitation year of the Plan for purposes of applying Code Section 415 limits.

            Section 12.27 Profit Sharing Earnings.

      The Participant's Eligible Earnings for the Plan Year, but excluding any pre-tax salary reduction amounts elected by the Participant and credited to the Participant's account for that period under any non-qualified deferred compensation plan maintained by any of the Employers.

            Section 12.28 Spouse.

      The lawful husband or wife of the Participant according to the laws of the Participant's state of residence. A surviving Spouse is the Participant's Spouse surviving at the time of the Participant's death. Surviving Spouse also may refer to a former Spouse of the Participant to the extent that a Qualified Domestic Relations Order requires that such former Spouse be treated as the Participant's surviving Spouse for purposes of determining survivor benefits upon the Participant's death.

            Section 12.29 Testing Earnings.

      All W-2 income paid by any of the Employers to or on behalf of the Participant for the Plan Year under consideration, including sick pay, bonuses, commissions, incentives, overtime pay, gross-up amounts, severance pay and benefit distributions made during the Plan Year to the Participant pursuant to any nonqualified deferred compensation plan maintained by any Employer. Testing Earnings shall include any salary reduction amounts elected under this Plan, or under any other Section 401(k), Section 125 or other benefit or fringe benefit plan or program maintained by any Employer (whether or not reportable as W-2 income). Testing Earnings also shall include salary reduction amounts which are elected under a qualified transportation fringe benefit plan and consequently are not includible in the Employee's gross income by reason of Code Section 132(f)(4). Testing Earnings shall include any portion of Eligible Earnings payable to an Employee from an Employer's domestic U.S. payroll for any periods of service on or after September 1, 2007 regardless of whether such Eligible Earnings are reportable as W-2 income.

      Testing Earnings shall not include:

            (i) Any Employer contributions (other than salary reduction amounts) made for or with respect to the applicable Plan Year period on behalf of the Participant under this Plan or any other retirement or nonqualified deferred compensation plan maintained by any Employer;

            (ii) Any Participant contributions made for or with respect to the applicable Plan Year period under any such nonqualified deferred compensation plan to the extent that such contributions are not includible in the Participant's gross taxable income for federal income tax purposes for the Participant's taxable year in which the contribution is made;

            (iii) Any income in excess of the $150,000 (indexed) limit on annual covered compensation for the applicable Plan Year (such limit being $230,000 for the year 2008 and $245,000 for the year 2009), as described in Section 12.08 above; and

            (iv) California Regulation 15 transportation and parking expense reimbursements.

            Section 12.30 Trust.

      The trust fund established and maintained pursuant to a trust agreement between the Company and any trustee appointed from time to time by the Company in accordance with Article IV. The trust fund shall be the sole recipient of contributions made under the Plan and the sole funding source for benefit payments from the Plan.

            Section 12.31 Trustee.

      The fiduciary appointed from time to time by the Company pursuant to
Article IV, having the authority and responsibility to manage the Plan's assets in the trust in accordance with the trust agreement.


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

            Section 12.32 Year of Service.

      A twelve consecutive month period ending on an anniversary date of the Employee's most recent date of hire with an Employer during which the Employee completes at least 1,000 Hours of Service. Years of Service are measured and counted primarily for purposes of eligibility to participate in the Plan, eligibility to share in allocations of profit sharing contributions and vesting (including avoiding Break in Service Years) and for any other purpose specified in the Plan. For purposes of eligibility to participate in the Plan and vesting, an Employee's Years of Service are measured from the date of hire and anniversaries thereof as provided above. However, for purposes of eligibility to share in profit sharing contributions the Company's fiscal year shall be the twelve-month measuring period, as provided in Section 4.07(c).

      IN WITNESS WHEREOF, Playboy Enterprises, Inc. has caused this Plan restatement, having been first duly adopted, to be signed by a duly authorized officer this 23rd day of January, 2009.

                                    PLAYBOY ENTERPRISES, INC.


                                    By: /s/ Robert D. Campbell
                                        ----------------------------------------

                                    Its: SVP, Treasurer & Strategic Planning
                                        ----------------------------------------


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